                                                                    EXHIBIT 10.4

                            RETAIL LEASE AGREEMENT
                        (MULTIPLE LOCATION MASTER LEASE)

LANDLORD:         FRED MEYER STORES, INC. (AS TO LOCATIONS IN OREGON AND IDAHO),
                  ROUNDUP CO. (AS TO LOCATIONS IN WASHINGTON), GRAND CENTRAL,
                  INC. (AS TO ANY FUTURE LOCATIONS IN UTAH), AND FRED MEYER OF
                  ALASKA, INC. (AS TO LOCATIONS IN ALASKA)

TENANT:           VISTA EYECARE, INC.

                COVERING SPACE IN VARIOUS FRED MEYER DEVELOPMENTS
           IN THE STATES OF OREGON,IDAHO, WASHINGTON, UTAH AND ALASKA

                             SUMMARY OF LEASE TERMS

1.       LEASED PROPERTY. Approximate gross ground floor area in the property:
VARIES FOR EACH LEASED LOCATION.

2. LEASE TERM. FIVE years (60 months), commencing with the "Commencement Date," which will be AS OF JANUARY 1, 1999. OPTION(S): ONE FIVE-YEAR (60 MONTH) renewal term, subject to the conditions stated in this Lease.

3. BASE RENT. The initial base rent is initially set at $ * per square foot of leased space AT THE LOCATION per year ($ * PSF PER MONTH), payable in equal monthly installments, subject to periodic adjustment ON THE FIRST DAY OF THE RENEWAL TERM, as specified in the Lease.

4. PERCENTAGE RENT. * (* %) of Gross Sales, calculated and paid on a monthly basis.

5. MONTHLY CHARGES. Utility charge of $[SEE PARAGRAPH 5.4], gas charge of $NONE, sewer and water charge of $NONE, and common expense charge of $NONE, payable monthly.

6. REAL PROPERTY TAXES. Tenant's responsibility for property taxes and assessments on the Development is as follows: NONE. In addition, Tenant will pay any personal property taxes on Tenant's own property.

7. SECURITY DEPOSIT. $NONE, as a security deposit, due on execution of this Lease.

8. TENANT'S TRADE NAME. The trade name under which Tenant will conduct business on the Property is as follows: "VISTA OPTICAL" OR OTHER TRADE NAME PERMITTED OR APPROVED PURSUANT TO PARAGRAPH 3.8.

9. PERMITTED USE. RETAIL SALES OF OPTICAL MERCHANDISE, EYEGLASSES, CONTACT LENSES, PRESCRIPTION AND NON- PRESCRIPTION SUNGLASSES, AND PROFESSIONAL SERVICES BY A LICENSED DOCTOR OF OPTOMETRY (THE "PRIMARY Use") AND (AS INCIDENTAL TO SUCH PRIMARY USE) A PORTION OF THE PROPERTY MAY BE USED AS AN EYEGLASS ASSEMBLY LABORATORY AND TENANT MAY SELL TELESCOPES AND MICROSCOPES. Tenant's permitted use is SUBJECT, HOWEVER, to all restrictions contained in this Lease.

10.      GUARANTOR(S). NONE. Address of Guarantor(s): N/A.

Commencement Date: AS OF JANUARY 1, 1999 Termination Date: DECEMBER 31, 2003 (UNLESS RENEWED)

FMI FORM 201 (Jan 1992 - REVISED 4/96) RETAIL LEASE AGREEMENT     March 22, 1999


* Confidential portion, which has been omitted and filed separately with the Commission.

                                  RETAIL LEASE

 (VARIOUS LOCATIONS IN THE STATES OF OREGON, IDAHO, WASHINGTON, UTAH AND ALASKA)

DATED:                  MARCH_____, 1999

BETWEEN:                FRED MEYER STORES, INC., A DELAWARE CORPORATION
                        (AS TO LOCATIONS IN OREGON AND IDAHO), ROUNDUP CO.,
                        A WASHINGTON CORPORATION (AS TO LOCATIONS IN
                        WASHINGTON), GRAND CENTRAL, INC., A UTAH CORPORATION (AS TO LOCATIONS IN UTAH), AND FRED MEYER OF ALASKA, INC., AN ALASKAN CORPORATION (AS TO LOCATIONS IN ALASKA),
                        EACH OF WHICH DOES BUSINESS IN THEIR RESPECTIVE STATES OF OPERATION AS "FRED MEYER" ATTENTION: BEVERLY A. STAUTZ,
                        VICE PRESIDENT, PROPERTY MANAGEMENT
                        3800 SE 22ND AVENUE
                        PO BOX 42121
                        PORTLAND, OREGON 97242-0121                    LANDLORD

 AND:                   VISTA EYECARE, INC.,
                        A GEORGIA CORPORATION
                        ATTENTION: BARRY J. FELD
                        296 GRAYSON HIGHWAY
                        LAWRENCEVILLE, GEORGIA 30045                   TENANT

                  THE CORPORATE ENTITIES WHO ARE COLLECTIVELY THE LANDLORD OWN OR LEASE CERTAIN RETAIL DEVELOPMENTS IN THE STATES OF OREGON, IDAHO, WASHINGTON, UTAH AND ALASKA. TENANT (OR A SUBSIDIARY THEREOF) LEASES SPACE PRESENTLY AT 52 OF THESE RETAIL DEVELOPMENTS UNDER LEASES WITH VARIOUS LEASE DATES AND EXPIRATION DATES (THE "EXISTING LEASES"). THE PARTIES DESIRE TO ENTER INTO A NEW MASTER LEASE AGREEMENT, WHICH WILL BE EFFECTIVE AS OF JANUARY 1, 1999, FOR THE REPLACEMENT OF THE EXISTING LEASES WITH A NEW LEASE COVERING ALL LOCATIONS. SUCH NEW MASTER LEASE WILL COVER ALL LOCATIONS THAT ARE PRESENTLY LEASED AND THAT MAY (PURSUANT TO FUTURE AMENDMENTS OR ADDENDA TO THE MASTER LEASE AGREEMENT) BE ADDED IN THE FUTURE TO THE MASTER LEASE; PROVIDED, THAT THE TERM OF THE LEASE FOR ANY LOCATIONS ADDED TO THIS LEASE WILL IN EACH CASE BE A FIVE-YEAR (60 MONTH) TERM COMMENCING ON THE "ADDITIONAL LOCATION COMMENCEMENT DATE" SPECIFIED IN PARAGRAPH 1.1, WITH THE FIVE-YEAR (60 MONTH) RENEWAL OPTION TERM THEREAFTER. THERE ARE THREE LOCATIONS PRESENTLY LEASED BY TENANT (AT THE FRED MEYER RETAIL DEVELOPMENTS AT KLAMATH FALLS, OREGON, LACEY, WASHINGTON, AND NAMPA, IDAHO) THAT HAVE SPECIAL CIRCUMSTANCES AND FOR WHICH THE RENT AND TERMS WILL BE SET FORTH IN AN ADDENDUM #1 TO LEASE, EXECUTED CONTEMPORANEOUSLY HEREWITH, WHICH AS TO THESE THREE LOCATIONS MODIFIES THE PROVISIONS OF THIS LEASE WITH RESPECT TO THE DURATION OF THE LEASE TERM AND RENTAL OBLIGATIONS (THE "SPECIAL LOCATIONS").

                  THE PARTIES HAVE ATTACHED, AS PART OF THE ATTACHED EXHIBIT A (LABELED EXHIBIT A-3), A SCHEDULE (THE "LOCATION SCHEDULE") OF ALL LOCATIONS THAT ARE PRESENTLY LEASED BY TENANT AND THAT WILL BE COVERED BY THIS LEASE (OTHER THAN THE SPECIAL LOCATIONS, WHICH ARE BEING ADDED TO THIS LEASE PURSUANT TO THE TERMS SET FORTH IN THE ADDENDUM #1 TO LEASE REFERENCED ABOVE). THE LOCATION SCHEDULE SHOWS THE MUTUALLY AGREED UPON SQUARE FOOTAGE OF THE SPACE LEASED AT EACH LOCATION (EACH LOCATION WHICH AT ANY TIME IS MADE SUBJECT TO THIS LEASE WILL BE REFERRED TO, INDIVIDUALLY AND COLLECTIVELY, AS THE "PROPERTY"). The location of the Property at EACH Fred Meyer development (EACH DEVELOPMENT AT WHICH TENANT AT ANY TIME LEASES PROPERTY IS REFERRED TO, INDIVIDUALLY AND COLLECTIVELY, AS the "DEVELOPMENT") is THE SAME AS CURRENTLY LEASED AND OCCUPIED BY TENANT. The building in which EACH Property is located is referred to, INDIVIDUALLY AND COLLECTIVELY, as the "BUILDING."

                  NOW, THEREFORE, Landlord hereby leases the Property to Tenant on the following terms:

1.       TERM; POSSESSION.

FMI FORM 201 (Jan 1992 - REVISED 4/96) RETAIL LEASE AGREEMENT      March 22,1999

         1.1 TERM. The term of this Lease ("Lease TERM") shall be for a period of FIVE YEARS (sixty CALENDAR months) (plus any partial month in which the Lease commences), beginning on the commencement date referenced below ("EXISTING LEASES COMMENCEMENT DATE") and ending at the end of the SIXTIETH full calendar month of the Lease Term ("EXISTING LOCATIONS TERMINATION DATE"). THE "EXISTING LEASES COMMENCEMENT DATE" will be as of JANUARY 1,1999. UNTIL THE EXISTING LEASES COMMENCEMENT DATE, THE LEASE OF THE PROPERTY WILL CONTINUE UNDER THE TERMS AND CONDITIONS AS SET FORTH IN THE EXISTING LEASES BETWEEN THE PARTIES.

                  AS TO ADDITIONAL LOCATIONS WHICH ARE SUBSEQUENTLY ADDED TO THIS LEASE (REFERRED TO AS AN "ADDITIONAL LOCATION" OR COLLECTIVELY AS THE "ADDITIONAL LOCATIONS") BY EXECUTION OF A LEASE SUPPLEMENT, ADDENDUM OR AMENDMENT, THE PARTIES WILL SPECIFY THE COMMENCEMENT DATE FOR THE TERM OF TENANT'S LEASES OF THE ADDITIONAL LOCATION OR THE FORMULA FOR DETERMINING THE COMMENCEMENT DATE, IN SUCH LEASE SUPPLEMENT, ADDENDUM OR AMENDMENT. UNLESS OTHERWISE AGREED TO, THE Commencement Date for the Additional Location (the "ADDITIONAL LOCATION COMMENCEMENT DATE") will be the first to occur of the following: (i) NINETY (90) days after Landlord has delivered possession OF THE ADDITIONAL LOCATION to Tenant for purposes of commencement of "Tenant's Work" (as defined below), with any Landlord's Work substantially completed (as defined below); (ii) 90 days after Tenant has obtained Landlord's approval of plans for Tenant's Work pursuant to this Lease and has all necessary governmental permits and approvals for Tenant's Work AND ANY LANDLORD'S WORK IS SUBSTANTIALLY COMPLETED (AS DEFINED BELOW); or (iii) when Tenant opens for business to the public at the ADDITIONAL LOCATION; PROVIDED, THAT IN THE EVENT THE LOCATION IS AT A NEW STORE WITH A PLANNED GRAND OPENING DATE, THEN LANDLORD MAY REQUIRE THAT TENANT CO-ORDINATE THE SCHEDULE WITH LANDLORD'S SCHEDULE FOR OPENING OF LANDLORD'S BUILDING AND OPEN ON THE GRAND OPENING DATE FOR THE STORE.

                  THE TERM OF THIS LEASE AS TO THE ADDITIONAL LOCATION SHALL BE A PERIOD OF FIVE YEARS (SIXTY CALENDAR MONTHS) (PLUS ANY PARTIAL MONTH IN WHICH THE LEASE TERM COMMENCES AS TO THE ADDITIONAL LOCATION), BEGINNING ON THE ADDITIONAL LOCATION COMMENCEMENT DATE AND ENDING AT THE END OF THE SIXTIETH FULL CALENDAR MONTH OF THE TERM OF THIS LEASE AS TO SUCH ADDITIONAL LOCATION (THE "ADDITIONAL LOCATION TERMINATION DATE"). Upon Landlord's request, Tenant will execute a supplemental memorandum at the start of the lease term stating the actual ADDITIONAL LOCATION Commencement Date and the ADDITIONAL LOCATION Termination Date. ATTACHED HERETO AS PART OF EXHIBIT A ARE SOME PROVISIONS RELATING TO ANY SUCH ADDITIONAL LOCATIONS.

                  For purposes of this Lease, the term "COMMENCEMENT DATE" will mean the Existing Location Commencement Date or the Additional Location Commencement Date, as applicable to the location in question, and the "TERMINATION DATE" will mean Existing Location Termination Date or the Additional Location Termination Date, as applicable to the location in question.

                  NOTWITHSTANDING ANY OTHER PROVISION OF THIS LEASE, IN THE EVENT LANDLORD'S LEASE OF THE BUILDING IN WHICH A PROPERTY IS SITUATED IS NOT RENEWED OR EXTENDED IN THE YEAR IN WHICH ITS CURRENT TERM EXPIRES, THEN THE LEASE BY TENANT OF THE PARTICULAR PROPERTY PURSUANT TO THIS LEASE WILL AUTOMATICALLY TERMINATE ON THE DATE OF TERMINATION OF LANDLORD'S LEASE OR TENANCY OF THE BUILDING (WITHOUT AFFECTING TENANT'S LEASE AS TO OTHER LOCATIONS LEASED PURSUANT TO THIS LEASE). THIS LEASE SHALL BIND AND INURE TO THE BENEFIT OF THE PARTIES, THEIR RESPECTIVE HEIRS, SUCCESSORS AND ASSIGNS, INCLUDING ANY NAME CHANGE OR SALE OF THE COMPANY THAT IS A PARTY TO THIS LEASE, SUBJECT TO THE LIMITATIONS ON TRANSFER OF TENANT'S INTEREST CONTAINED IN PARAGRAPH 9 BELOW.

         1.2 LANDLORD'S WORK AND TENANT'S WORK. AS TO ALL PROPERTY THAT IS INITIALLY MADE A PART OF THIS LEASE AND THE SPECIAL LOCATIONS (WHICH ARE PRESENTLY LEASED BY THE PARTIES UNDER THE EXISTING LEASES), THERE IS NO LANDLORD'S WORK OR TENANT'S WORK REQUIRED IN CONNECTION WITH THE EXECUTION OF THIS LEASE. TENANT IS PRESENTLY OCCUPYING ALL SUCH PROPERTY AND SPECIAL LOCATIONS AND ACCEPTS THE CONDITION OF THE PROPERTY AND SPECIAL LOCATIONS, AS IS, WITH NO WORK REQUIRED TO BE DONE.

                  AS TO ADDITIONAL LOCATIONS WHICH ARE SUBSEQUENTLY ADDED TO THIS LEASE (OTHER THAN THE SPECIAL LOCATIONS, WHICH ARE LEASED AS IS), THE LEASE ADDENDUM, AMENDMENT OR SUPPLEMENT EXECUTED BY THE PARTIES TO ADD THE ADDITIONAL LOCATION TO THIS LEASE WILL SPECIFY WHICH OF THE EXHIBITS C THROUGH D THAT ARE ATTACHED

FMI FORM 201 (Jan 1992 - REVISED 4/96) RETAIL LEASE AGREEMENT     March 22, 1999

TO THIS LEASE WILL APPLY AS TO THE ADDITIONAL LOCATION, WILL STATE ANY DIFFERENCES IN THE GENERIC DESCRIPTION OF LANDLORD'S WORK AND TENANT'S WORK THAT WILL BE APPLICABLE TO THE ADDITIONAL LOCATION, AND WILL REFERENCE THE APPLICABLE EXHIBITS CONCERNING SIGNAGE.

                  As TO ADDITIONAL LOCATIONS, Landlord will notify Tenant when Landlord has substantially completed the items of "Landlord's Work" (if any) described on the attached Exhibit C and when the Property is ready for the installation of Tenant's personal property and performance of the items of "Tenant's Work" described on the attached Exhibit C. Tenant will promptly perform the Tenant's Work, in accordance with the terms attached as Exhibit C. No examination, inspection or approval of work by Landlord will be construed to place upon Landlord any responsibility or liability for Tenant's Work or for any noncompliance of Tenant's Work with applicable Legal Requirements (as defined in paragraph 3.2 below) or otherwise waive or affect the requirements of this Lease or the attached exhibits.

         1.3 DELIVERY OF POSSESSION. AS TO THE PROPERTY AND THE SPECIAL LOCATIONS, TENANT HAS POSSESSION OF THE PROPERTY AND SPECIAL LOCATIONS UNDER THE EXISTING LEASES. TENANT COVENANTS TO CONTINUE TO PERFORM ITS OBLIGATIONS UNDER SUCH EXISTING LEASES UNTIL THE EXISTING LOCATIONS COMMENCEMENT DATE.

         1.4 CHANGES TO SITE PLAN AND DEVELOPMENT. No aspect of any site plan or layout drawing attached to this Lease or any supplement, addendum or amendment to this Lease or otherwise approved by the parties will be construed as a representation, warranty or commitment by Landlord as to the location, dimensions, placement, or continuation of common areas, parking areas, buildings, improvements or other matters shown thereon. SUBJECT TO THE LIMITATIONS STATED BELOW, Landlord reserves the right at any time to change the location of, remove, alter or add to and build additional improvements within the Development and to modify the Building and/or any other portion of the Development. Upon Landlord's request at any time, the parties will amend any site plan or layout drawing attached to this Lease or any supplement, addendum or amendment to this Lease to reflect any change, removal, alteration or addition which affects the Property or Tenant's right of use under this Lease. NOTWITHSTANDING THE FOREGOING, ANY SUCH CHANGE, REMOVAL, ALTERATION, ADDITION OR CONSTRUCTION WORK BY LANDLORD PURSUANT TO THIS PARAGRAPH 1.4 WILL BE SUBJECT TO THE FOLLOWING LIMITATIONS: (i) ANY CHANGE IN THE LOCATION OF THE PROPERTY WITHIN A PARTICULAR BUILDING WILL BE MADE IN ACCORDANCE WITH, AND SUBJECT TO THE TERMS AND PROVISIONS OF, PARAGRAPH 14.8 OF THIS LEASE; (ii) ANY SUCH WORK BY LANDLORD WILL BE PERFORMED IN A MANNER THAT DOES NOT UNREASONABLY INTERFERE WITH THE CONDUCT OF TENANT'S BUSINESS; AND (iii) AS TO THE SPECIAL LOCATIONS WHICH HAVE EXTERIOR ENTRANCES, ANY SUCH CHANGES, REMOVALS, ALTERATIONS, ADDITIONS OR CONSTRUCTION WORK BY LANDLORD PURSUANT TO THIS PARAGRAPH 1.4 WILL NOT UNREASONABLY DETRIMENT THE ACCESS TO AND FROM THE PROPERTY (OTHER THAN FOR TEMPORARY INTERFERENCE DURING MAJOR REMODELINGS OR OTHER CONSTRUCTION, WHICH WORK WILL NEVERTHELESS BE PERFORMED IN A MANNER DESIGNED TO REASONABLY MINIMIZE ANY INTERFERENCE WITH TENANT'S BUSINESS) OR THE VISIBILITY OF THE PROPERTY FROM THE ADJOINING COMMON AREAS.

         1.5    CONTINGENCIES CONCERNING TENANT'S OBLIGATIONS. AS TO
ADDITIONAL LOCATIONS AT WHICH TENANT IS NOT CURRENTLY THE LESSEE OF THE PROPERTY UNDER AN EXISTING LEASE, Tenant will have an initial contingency period, IF ANY, OF THE DURATION SPECIFIED IN THE ADDENDUM, AMENDMENT OR SUPPLEMENT ADDING THE ADDITIONAL LOCATION TO THIS LEASE, in order to satisfy itself as to the availability of governmental permits or licenses required for the construction of Tenant's Work ("BUILDING PERMIT(S)") and as to the presence or absence of any hazardous substances (as defined below). Before commencing Tenant's Work, Tenant will provide to Landlord a copy of Tenant's building permit(s) and any environmental assessment obtained by Tenant and waive the foregoing contingencies. Tenant will provide periodic updates on the status of its efforts and will respond to request for information as Landlord may reasonably require about the status of such matters. Tenant will diligently pursue satisfaction of such contingencies and will notify Landlord as soon as Tenant obtains (or is denied) the building permit(s) and receives any such environmental assessment. If Tenant is unable to satisfy such contingencies by the deadline date stated above, Tenant may, not later than 5:00 p.m (Pacific Time) on the next business day after such deadline date, terminate its obligation to lease the Additional Location by written notice to Landlord. Thereafter, neither party shall have any rights or liabilities under this Lease, and Landlord shall return any prepaid rent and security deposit to Tenant, if any.

FMI FORM 201 (Jan 1992 - REVISED 4/96) RETAIL LEASE AGREEMENT     March 22, 1999

2.       RENTAL.

         2.1 BASE RENTAL. During the lease term (including any renewal terms), commencing on the Commencement Date, Tenant will pay to Landlord on a monthly basis a base rent for the Property, determined on a per square foot of agreed area of the Property for each Property covered by this Lease (other than the Special Locations), initially of $ * per square foot per year $ * PSF
PER MONTH), payable in equal monthly installments, subject to adjustment as provided in this Lease. The monthly base rent will be paid in advance on the FIFTEENTH (15TH) day of each month, AND WILL BE DEEMED TO BE PAST DUE AND IN DEFAULT IF NOT RECEIVED BY LANDLORD BY THE TWENTY-FIFTH (25TH) DAY OF THE MONTH. Tenant has paid, upon execution of this Lease, the sum of $NONE which shall be applied to the first month's rent and has paid a security deposit of $NONE as referenced in the attached Exhibit A.

         2.2 BASE RENTAL ADJUSTMENT. On THE Adjustment Date described below, the base rental for the Property, determined on a per square foot of agreed area of the Property FOR EACH PROPERTY COVERED BY THIS LEASE (OTHER THAN THE SPECIAL LOCATIONS), shall be adjusted as follows: on the adjustment date shown below, the base rent will be adjusted as follows:

                                 Monthly                      Annual
Adjustment Date           Base Rental (Minimum)        Base Rental (Minimum)
---------------           ---------------------        ---------------------
JANUARY 1, 2004           $ * per square foot          $ * per square foot

         AS TO ANY ADDITIONAL LOCATION LEASED BY TENANT, THE LEASE SUPPLEMENT, ADDENDUM OR AMENDMENT ADDING THE ADDITIONAL LOCATION TO THE LEASE WILL STATE THE RENT AMOUNTS TO BE PAID FOR THE ADDITIONAL LOCATION. THE RENT FOR THE INITIAL 5-YEAR TERM FOR AN ADDITIONAL LOCATION WILL BE $ * PER SQUARE FOOT PER YEAR
($ * PER SQUARE FOOT PER MONTH) FOR ANY PORTION OF THE TERM UP TO JANUARY 1, 2004 AND $ * PER SQUARE FOOT PER YEAR ($ * PER SQUARE FOOT PER MONTH) THEREAFTER. AS TO ANY PORTION OF THE TERM FOR THE ADDITIONAL LOCATION THAT IS ON AND AFTER JANUARY 1, 2009, THE BASE RENT WILL BE AS MAY BE AGREED TO BY THE PARTIES AND STATED IN THE LEASE SUPPLEMENT, ADDENDUM OR AMENDMENT ADDING THE ADDITIONAL LOCATION TO THE LEASE.

         2.3 TIME AND PLACE OF BASE RENT PAYMENTS. The base rent will be paid in advance on the DATE AND at the address for Landlord set forth in this Lease. Base rent for any partial month will be calculated on the basis of a 30-day month. Base rent for the partial month (if any) in which the Lease commences shall be prorated and paid at commencement of the lease term.

         2.4 INTEREST AND LATE CHARGES. All rent and other charges not paid when due shall bear interest from the due date until fully paid at the same rate as specified in paragraph 11.3 below. In addition, if Tenant fails to make any rent or other charge required by this Lease to be paid to Landlord within ten days after it is due, Landlord may elect to impose a late charge of 5 cents per dollar of the overdue payment, to reimburse Landlord for the costs of collecting the overdue payment. Tenant shall pay the late charge upon demand by Landlord, and will reimburse Landlord upon demand for reasonable attorneys' fees incurred by Landlord in connection with the overdue payment. Landlord may levy and collect a late charge in addition to all other remedies available for Tenant's default, and collection of a late charge shall not waive the breach caused by the late payment. If two or more checks are returned by Tenant's bank for insufficient funds ("NSF") in any calendar year, then Tenant agrees that future payments of rent and other charges to Landlord will (at Landlord's option) be made by bank certified or cashier's checks. All bank service charges resulting from NSF checks will be promptly paid by Tenant.

         2.5 PARTIAL OR DELINQUENT PAYMENTS. Payment by Tenant or receipt by Landlord of any amount less than the full monthly rental or other charges due from Tenant, or any endorsement or statement on any check or letter accompanying any check or rent payment, shall not in any event be deemed an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rental or pursue any other remedy provided in this Lease. Any payments required under this Lease which are not paid on

FMI FORM 201 (Jan 1992 - REVISED 4/96) RETAIL LEASE AGREEMENT      March 22,1999


* Confidential portion, which has been omitted and filed separately with the Commission.

or before the date for payment in this Lease (subject to any permitted grace period or notice requirement specified in this Lease) shall be considered delinquent and in default.

         2.6 ADDITIONAL RENT, No OFFSETS. All charges required to be paid by Tenant under this Lease, other than base rent and percentage rent, will constitute additional rent. All rent (including base, percentage and additional rent) shall be received by Landlord without set-off, offset, abatement, or deduction of any kind.

         2.7 PERCENTAGE RENT. In addition to base rent, Tenant will pay to Landlord a percentage rent equal to * percent ( * %) of Gross Sales (as defined below) for the prior calendar month or partial calendar month, less a credit against such percentage rent amount for the base rent paid for the same period AND SUBJECT TO THE ANNUAL RECONCILIATION AND ADJUSTMENT PROVIDED BELOW. Tenant will also provide monthly reports of Gross Sales, as set forth below. THE CALCULATION OF GROSS SALES AND PERCENTAGE RENT, IF ANY, THAT IS DUE FOR A PROPERTY WILL BE DETERMINED ON A PROPERTY-BY-PROPERTY BASIS, BASED ON THE GROSS SALES AND BASE RENT PAID FOR EACH PROPERTY.

         2.8 DEFINITION OF GROSS SALES. As used in this Lease, "GROSS SALES" will mean all sales of merchandise and services, whether for cash or credit, including all gift and merchandise certificates, all credit charges and carrying charges, and all other receipts of business conducted in or from the Property, whether by Tenant, any licensee, subtenant or franchisee of Tenant or other occupant of the Property, SUBJECT NEVERTHELESS TO THE EXCLUSIONS STATED BELOW. Gross Sales will include (without limitation) all sales to employees, all mail or telephone orders received or filled at or from the Property, all deposits not refunded to the customer, and all orders taken in and from the Property (whether or not such orders are filled elsewhere). Without limiting the foregoing, sales of merchandise through orders received through the Internet or other computer-to-computer system of communication will be treated as part of the Gross Sales from the Property if the order is received or filled at or from the Property (whether or not the merchandise is mailed or filled elsewhere). However, Gross Sales shall exclude THE FOLLOWING: (i) THE AMOUNT OF any CASH OR CREDIT refund made upon any sale where the merchandise sold from the Property covered by this Lease is thereafter returned BY THE CUSTOMER AND ACCEPTED BY TENANT; (ii) INTEREST OR OTHER CHARGES PAID BY CUSTOMERS FOR THE EXTENSION OF CREDIT WHERE SUCH CHARGES ARE NOT INCLUDED IN THE SALES PRICE OF THE MERCHANDISE; (iii) sums received by Tenant from sales of trade fixtures, equipment or other personal property provided that such property is not Tenant's inventory or stock in trade; (iv) SUBLEASE RENTALS RECEIVED BY TENANT FROM DOCTORS OF OPTOMETRY (OR OTHER OPTOMETRIST PERFORMING SIMILAR SERVICES AS REFERRED TO ABOVE) AND THE GROSS SALES FROM EXAMINATIONS OR FEES CHARGED TO THE CUSTOMER BY DOCTORS OF OPTOMETRY WHO ARE PROVIDING EYE EXAMINATIONS OR SERVICES AT THE PROPERTY (BUT WILL NOT EXCLUDE ANY SALES OF MERCHANDISE BY SUCH DOCTORS OF OPTOMETRY); and (v) sales taxes paid by Tenant for sales made from the Property and collected from its customers at the time of sale. No DEDUCTION SHALL BE MADE FROM GROSS SALES FOR ANY FRANCHISE, INCOME OR GROSS RECEIPT TAXES, OR FOR ANY OTHER TAXES BASED UPON THE INCOME OF TENANT. IN THE PAPER OR CREDIT ACCOUNTS WITH ITS CUSTOMERS FOR INSTALLMENT OR CREDIT SALES, THE SALES PRICE OF THE MERCHANDISE WILL NOT BE INCLUDED IN GROSS SALES ON THE DATE OF SALE, BUT WILL BE TREATED AND INCLUDED AS A "SALE" FOR THE FULL PRICE IN THE MONTH IN WHICH TENANT RECEIVES THE FIRST INSTALLMENT PAYMENT FROM ITS CUSTOMER AFTER THE DATE OF SALE (REGARDLESS OF THE TIME FOR PAYMENT OF THE BALANCE OF THE ACCOUNT). OTHER SALES PURSUANT TO BANK CREDIT OR DEBIT CARDS OR OTHER CREDIT SALES WILL BE TREATED AS A SALE FOR THE FULL PRICE AT THE TIME TENANT DEPOSITS THE CHARGE SLIPS FOR REMITTANCE. HOWEVER, WHERE TENANT RECEIVES A DEPOSIT AT THE TIME OF AN ORDER AND THE BALANCE IS PAID BY THE CUSTOMER ON DELIVERY OF THE MERCHANDISE, THE DEPOSIT WILL BE TREATED AS A RECEIPT WHEN RECEIVED, BUT THE BALANCE WILL BE TREATED AS A SALE AND RECEIPT BY TENANT WHEN TENANT ACTUALLY RECEIVES PAYMENT ON DELIVERY OF THE MERCHANDISE TO THE CUSTOMER (NOT ON THE ORIGINAL DATE ON WHICH THE CUSTOMER MADE THE DEPOSIT).

         2.9 CALCULATION AND PAYMENT OF PERCENTAGE RENT. Percentage rent will be calculated as of the last day of the month and will be paid by Tenant within TWENTY-FIVE (25) days after the end of the calendar month, less a credit for the base rent for the same period previously paid by Tenant. SUCH MONTHLY PAYMENTS OF PERCENTAGE RENT WILL BE SUBJECT TO THE ANNUAL RECONCILIATION AND ADJUSTMENT PROVIDED IN PARAGRAPH 2.11. Whether or not any percentage rent is owed or payable, Tenant shall submit to Landlord a written statement of Gross Sales for each month during the lease term, within TWENTY-FIVE (25) days after the end of each month for the prior month.

FMI FORM 201 (Jan 1992 - REVISED 4/96) RETAIL LEASE AGREEMENT      March 22,1999

* Confidential portion, which has been omitted and filed separately with the Commission.

         2.10 RECORDS CONCERNING GROSS SALES. Tenant shall maintain accurate records showing Gross Sales from the Property on a monthly basis, in accordance with industry standards for comparable businesses. Such records, consisting of ledgers, bank deposit slips, and any other similar accounts, AND RECORDS FROM TENANT'S POINT OF SALE DEVICES (OR DAILY SUMMARY EQUIVALENTS OR OTHER RECORDS OF GROSS SALES OF THE TYPE RETAINED IN THE ORDINARY COURSE OF TENANT'S BUSINESS OPERATIONS) shall be preserved for a period of 3 years after the date on which Tenant provides its annual statement of Gross Sales to Landlord (however, if an audit is begun or if there is a dispute regarding Gross Sales, Tenant's records for the year being audited or that are in dispute will in any event be retained until a final resolution of the audit or dispute). Such records shall be available for examination or audit by Landlord following reasonable advance notice. HOWEVER, IN NO EVENT WILL LANDLORD CONDUCT SUCH AUDITS OR EXAMINATIONS MORE FREQUENTLY THAN ANNUALLY.

         2.11 REPORTING BY TENANT; ANNUAL RECONCILIATION AND ADJUSTMENT. Tenant shall submit to Landlord a monthly statement of Gross Sales for each calendar month within TWENTY-FIVE (25) days after the end of the month and an annual statement of Gross Sales for each calendar year and partial calendar year during the lease term within SIXTY (60) days after the end of the year. Each monthly statement will show Gross Sales FOR EACH LOCATION (CALCULATED SEPARATELY) and any percentage rent payable during the prior calendar month FOR EACH LOCATION (CALCULATED SEPARATELY) . Each annual statement will show Gross Sales and percentage rent during the prior calendar year or partial calendar year FOR EACH PROPERTY (CALCULATED SEPARATELY), recapitulated on a monthly basis. All statements will be deemed a certificate by Tenant as to Gross Sales for the period in question. EACH MONTHLY AND ANNUAL STATEMENT WILL SHOW GROSS SALES AND PERCENTAGE RENT ON A PROPERTY-BY-PROPERTY BASIS.

         AFTER LANDLORD'S RECEIPT OF TENANT'S ANNUAL STATEMENT, THERE WILL BE A PERCENTAGE RENT RECONCILIATION AND ADJUSTMENT BETWEEN THE PARTIES. IF THE PERCENTAGE RENT PAYMENTS MADE BY TENANT FOR EACH LOCATION (CALCULATED SEPARATELY) ARE LESS THAN THE ACTUAL AMOUNT PAYABLE FOR THE PRIOR CALENDAR YEAR FOR EACH LOCATION (CALCULATED SEPARATELY), TENANT WILL PAY THE DEFICIENCY IN PERCENTAGE RENT PAYMENTS TO LANDLORD AT THE TIME TENANT SUBMITS THE ANNUAL STATEMENT. IF TENANT'S PAYMENTS FOR THE PRIOR CALENDAR YEAR EXCEED THE ACTUAL AMOUNT PAYABLE, LANDLORD WILL CREDIT THE DIFFERENCE AGAINST THE NEXT RENT PAYMENTS DUE FROM TENANT, OR, AT THE END OF THE LEASE, LANDLORD WILL REFUND SUCH EXCESS WITHIN THIRTY (30) DAYS AFTER TENANT'S REQUEST.

         2.12 LANDLORD'S RIGHT TO AUDIT; CONFIDENTIALITY. Landlord may examine or audit any or all of the records of Tenant, and any licensee, subtenant or franchise of Tenant or other occupant of the Property, which relate in any manner to Gross Sales and Tenant's percentage rent computation. LANDLORD WILL NOT EXAMINE OR AUDIT RECORDS THAT PERTAIN SOLELY TO ANY GROSS SALES FROM EXAMINATIONS OR FEES CHARGED TO THE CUSTOMER BY DOCTORS OF OPTOMETRY WHO ARE PROVIDING EYE EXAMINATIONS OR SERVICES AT THE PROPERTY (BUT MAY AUDIT OR EXAMINE RECORDS OF ANY SALES OF MERCHANDISE BY SUCH DOCTORS OF OPTOMETRY). If such examination or audit discloses that the percentage rent was understated, Tenant shall immediately pay the percentage rent to Landlord together with interest on the shortage of percentage rent from the dates such rent should have been paid by Tenant. If the percentage rent was understated by more than THREE percent (3%) AND THE CAUSE OF THE UNDERSTATEMENT OF PERCENTAGE RENT WAS TENANT'S FAILURE TO REPORT SALES OR TENANT'S KNOWING, WILLFUL OR GROSSLY NEGLIGENT PREPARATION OR CALCULATION OF THE GROSS SALES AND PERCENTAGE RENT AMOUNTS, EXCLUDING ROUTINE CLERICAL ERRORS MADE BY TENANT'S ACCOUNTANTS OR EMPLOYEES, Tenant shall pay for the costs of the audit, and if the percentage rent was understated by more than six percent (6%), Tenant shall pay to Landlord (in addition to the percentage rent and interest owed) an amount equal to TEN percent (10%) of the percentage rent owed, as AN additional rent SURCHARGE. PAYMENT OF SUCH COSTS OR SURCHARGE WILL BE in addition to any other right or remedy available under this Lease or applicable law.

         Landlord will hold the financial and sales information obtained from the records of Tenant in confidence, except that: (i) Landlord may submit such reports and information in confidence (but Landlord will not be liable for any breach of confidentiality by the recipient) to any of Landlord's mortgagees or master lessors or to any potential or actual mortgagee or purchaser of Landlord's interest, or to employees, directors, officers and partners of Landlord, or to Landlord's accountants, legal counsel and professional advisors;
(ii) such reports and information may be disclosed or submitted as may be required in connection with any litigation, arbitration or other proceeding

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between the parties; and/or (iii) such information may be disclosed or submitted as may be legally required by any governmental or court order or law or regulation.

3.       USE OF PROPERTY.

         3.1 PERMITTED USE. Tenant shall use the Property only for conducting the following business and for no other purpose without Landlord's written consent: RETAIL SALES OF OPTICAL MERCHANDISE, EYEGLASSES, CONTACT LENSES, PRESCRIPTION AND NON-PRESCRIPTION SUNGLASSES, AND PROFESSIONAL SERVICES BY A LICENSED DOCTOR OF OPTOMETRY (THE "PRIMARY Use") AND (AS INCIDENTAL TO SUCH PRIMARY USE) A PORTION OF THE PROPERTY MAY BE USED AS AN EYEGLASS ASSEMBLY LABORATORY AND TENANT MAY SELL TELESCOPES AND MICROSCOPES. FABRICATION OF LENSES AND FRAMES AT THE PROPERTY IS NOT A PERMITTED USE. Any proposed change of such permitted use or other material change to the retail marketing orientation or quality of operation of the business within the Property (whether by Tenant or by any proposed assignee, subtenant or transferee, subject nevertheless to the restrictions on transfer stated in paragraph 9 below) are subject to the advance written approval of Landlord in its sole BUT COMMERCIALLY REASONABLE discretion. Landlord may withhold its approval if Tenant has not demonstrated to Landlord's COMMERCIALLY REASONABLE satisfaction that the proposed use, retail marketing orientation and/or quality of operation is compatible (in Landlord's sole BUT COMMERCIALLY REASONABLE judgment) with other business operations (including Landlord's) conducted or permitted within the Development.

         3.2 COMPLIANCE WITH LEGAL REQUIREMENTS. In connection with its use, Tenant shall comply at its expense with all applicable laws, rules, regulations and ordinances of all federal, state, county, municipal and other public authorities having or claiming jurisdiction, and all recorded covenants, conditions and restrictions affecting the Development and Building (collectively, the "LEGAL REQUIREMENTS"), including those regarding maintenance, operation, and use of the Property and appliances on the Property (including signs).

         Notwithstanding the foregoing, in the event any present or future law, ordinance, governmental rule or other Legal Requirement applicable to the Development, including, without limitation, the American with Disabilities Act of 1990, all amendments and supplements thereto and all applicable rules and regulations issued thereunder (collectively referred to as the "ADA"), mandates changes to the leased Property or Development, then Landlord will be responsible for causing such changes to be made to the common areas and other portions of the Development under Landlord's control, and Tenant will be responsible for causing such changes to be made to the leased Property under Tenant's control. If the installation of Tenant's leasehold improvements, furniture, fixtures and equipment ("FF&E") or any subsequent work or alteration by Tenant within the Property may require changes to the Building or common areas or other portions of the Development in order to comply with the ADA or other governmental requirement, then the parties will, in good faith, cooperate with each other and resolve any dispute as to the commercial reasonableness of the proposed action or alteration, as part of Landlord's review and decision as to whether to consent to the action or alteration.

         3.3 HAZARDOUS SUBSTANCES. Tenant shall comply fully with all applicable Legal Requirements pertaining to the protection of human health and the environment, including (but not limited to) employee and community right-to-know laws, occupational safety and health regulations, and all Legal Requirements regarding the use, generation, storage, transportation, treatment, disposal or other handling of hazardous substances ("ENVIRONMENTAL REQUIREMENTS"). Tenant shall promptly advise Landlord in writing of any hazardous substances regulated by such laws that are used, generated, manufactured, stored, transported or otherwise handled on the Property. Tenant shall exercise extreme care in handling any hazardous substances and shall not cause or permit hazardous substances to be spilled, leaked, disposed of or otherwise released on the or from the Property or on, under or into the remainder of the Development. The only hazardous substances permitted on the Property are cleaning products and other materials in ordinary quantities which are used in the ordinary course of business and necessary for the conduct of Tenant's business and which Tenant uses in strict compliance with all applicable Environmental Requirements. The term "HAZARDOUS SUBSTANCES" is used in its very broadest sense, and refers to materials which because of their quantity, concentration, or physical, chemical, or infectious characteristics may cause or pose a present or potential hazard to human health or the environment when improperly handled, treated, stored, transported, disposed of, or otherwise managed. The term shall include, but is not limited to, all hazardous substances, hazardous materials and

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hazardous wastes listed by the U.S. Environmental Protection Agency and the state in which the Property is located under the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA), the Resource Conservation and Recovery Act (RCRA), the Toxic Substances Control Act (TSCA), and the Federal Water Pollution Control Act (FWPCA), and comparable State statutes and other Environmental Requirements, and specifically includes asbestos-containing materials and petroleum products.

         3.4 INFECTIOUS WASTES. Subject to the limitations stated in paragraphs 3.1 and 3.3, Tenant shall cause any infectious wastes to be stored, discarded, treated, transported and disposed of in strict compliance with all applicable Legal Requirements and Environmental Requirements.

         3.5 NO OFFENSIVE ACTIVITIES. Tenant shall not conduct or permit any activities on the Property that create a nuisance or damage the reputation of the Property or Development, or are offensive to Landlord or other owners or users of adjoining property.

         3.6 SUPERVISION. Tenant shall keep the Property clean and orderly and will cause its employees on the Property to be well-groomed and dressed in accordance with a first-class, professional operation of Tenant's business. Tenant will supervise its employees and cause Tenant's agents, independent contractors, employees, customers, suppliers and invitees to conduct their activities in such a manner as to comply with the requirements of this Lease and the rules and regulations referenced below.

         3.7 COMMON AREAS. SUBJECT TO THE LIMITATIONS STATED IN PARAGRAPH 1.4, Landlord reserves the right at any time to change the location of, remove, alter or add to and build on any portion of the Building, other improvements and common areas within the Development. All access, customer parking, employee parking and common areas within the Development shall be used in strict compliance with Landlord's rules, regulations and requirements for such areas.

         3.8 NAME OF BUSINESS. The advertised name of the business operated at the Property shall be as follows: "VISTA OPTICAL" (OR ANY OTHER TRADE NAME USED FROM TIME TO TIME BY A MAJORITY OF TENANT'S STORES IN THE STATE IN WHICH THE PARTICULAR PROPERTY IS SITUATED) . OR AS OTHERWISE APPROVED FROM TIME TO TIME BY LANDLORD IN ITS COMMERCIALLY REASONABLE DISCRETION. Tenant may change its advertised name at the Property TO ANY OTHER TRADE NAME APPROVED BY LANDLORD OR OTHERWISE PERMITTED PURSUANT TO THIS PARAGRAPH, AFTER GIVING LANDLORD WRITTEN NOTICE OF THE CHANGE IN TRADE NAME. AS TO ANY PROPERTY, TENANT'S ADVERTISING MAY IDENTIFY TENANT'S BUSINESS AS A BUSINESS CONDUCTED "AT FRED MEYER," "IN FRED Meyer," "AT FRED MEYER SHOPPING CENTERS," OR "IN FRED MEYER SHOPPING CENTERS," BUT TENANT WILL NOT OTHERWISE USE THE NAME OF FRED MEYER IN CONNECTION WITH ANY ADVERTISING UNLESS SPECIFICALLY APPROVED IN WRITING BY LANDLORD, WHICH APPROVAL WILL NOT BE UNREASONABLY WITHHELD IN LANDLORD'S SOLE BUT COMMERCIALLY REASONABLE JUDGMENT.

         IN ANY STATE IN WHICH TENANT OPERATES AT LEAST ONE (1) PROPERTY UNDER THIS LEASE (ANY SUCH STATE, A "COVERED STATE"). TENANT, ANY FRANCHISEE OF TENANT OR ANY OTHER PERSON WITH TENANT'S AUTHORIZATION AND APPROVAL SHALL NOT, IN SUCH COVERED STATE, OPERATE A RESTRICTED OPERATION (AS DEFINED BELOW) WITH THE RESTRICTED TRADE NAME (AS DEFINED BELOW) DURING SUCH TIME AS THERE IS AT LEAST ONE (1) PROPERTY OPERATED PURSUANT TO THIS LEASE (WHETHER OR NOT CURRENTLY LEASED OR SUBSEQUENTLY ADDED TO THIS LEASE) IN THE COVERED STATE. FOR PURPOSES OF THE FOREGOING, A "RESTRICTED OPERATION" SHALL MEAN A RETAIL VISION CENTER LOCATED IN A HOSTED ENVIRONMENT (AS DEFINED BELOW), SUCH AS THE OPERATION OF A RETAIL VISION CENTER AT A WALMART, ALBERTSON'S, SAFEWAY OR OTHER RETAIL CHAIN STORE. A "HOSTED ENVIRONMENT" MEANS THE OPERATION OF A RETAIL LOCATION INSIDE ANOTHER RETAIL STORE OR WITH AN INTERIOR ACCESS BETWEEN THE RESTRICTED OPERATION AND THE ADJOINING RETAIL STORE. THE "RESTRICTED TRADE NAME" SHALL MEAN THE SAME, OR SUBSTANTIALLY THE SAME, TRADE NAME AS THEN USED BY TENANT AT ANY OF THE PROPERTIES LEASED FROM LANDLORD IN THE COVERED STATE.

         3.9 STORAGE. TRASH. Tenant shall not store anything outside except in areas approved by Landlord. Tenant will use only trash and garbage receptacles approved by Landlord. Tenant shall dispose of trash and other matter in a manner acceptable to Landlord, at Tenant's expense.

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         3.10     SIGNAGE. Tenant must install and maintain its own signage on the Property at all times and in a manner acceptable to Landlord IN ITS SOLE BUT COMMERCIALLY REASONABLE JUDGMENT. Tenant will be required to obtain Landlord's prior approval (IN LANDLORD'S SOLE BUT COMMERCIALLY REASONABLE JUDGMENT) of the design, size, color, materials and other details of the signage, including (without limitation) any window signage that can be seen from the exterior. Any sign on the Property will be designed and constructed in compliance with applicable sign codes and the requirements of the attached Exhibit D. If Landlord performs a major remodeling at the Development, Tenant will be responsible for modifying or remodeling its sign consistent with the style used in the major remodeling and in accordance with the attached Exhibit D.

         3.11 REGULATIONS. Landlord shall have the right to make and enforce rules and regulations consistent with this Lease for the purpose of regulating access, parking, and the use of common areas, establishing standards and requirements concerning the conduct and operation of business, and promoting safety, order, cleanliness, and good service to the Property, Development and adjacent property. Tenant will promptly comply with all such rules and regulations. Tenant acknowledges receipt of the rules and regulations attached as Exhibit B and agrees to comply with the same.

         3.12 COVENANT OF CONTINUOUS OPERATION AND FULL MERCHANDISING. Tenant shall continuously use and conduct its merchandising business on the Property AT LEAST FOR THE MINIMUM HOURS STATED BELOW. Tenant shall carry and offer for sale at all times a full and complete stock of merchandise, and shall maintain adequate personnel for the efficient serving of its customers. Tenant shall not lower the quality of its merchandise or change the quality of its business without Landlord's consent. Tenant shall use best efforts to operate the business conducted on the Property in a diligent manner that will produce the maximum volume of Gross Sales, consistent with prudent business practices.

         3.13 HOURS OF OPERATION. Tenant agrees to keep open and operate its business at the Property the following hours: AT LEAST EIGHT HOURS PER DAY AND SIX DAYS PER WEEK WITHIN BUSINESS HOURS AND DAYS AS LANDLORD'S RETAIL OPERATION IN THE BUILDING IS OPEN FOR BUSINESS (THE "MINIMUM HOURS"). TENANT MAY ALTER ITS DAILY HOURS OF OPENING OR CLOSING, AT TENANT'S OPTION, AND MAY KEEP ITS BUSINESS OPEN FOR ADDITIONAL HOURS DURING THE NORMAL HOURS OF OPERATION OF BUSINESS IN THE BUILDING. AS TO ANY SPECIAL LOCATION, IF TENANT DESIRES TO BE OPEN DURING HOURS OTHER THAN THE NORMAL BUSINESS HOURS OF THE DEVELOPMENT, Landlord may charge Tenant for any after hours service requirements. Tenant will not, however, be required to be open on Christmas Day or on Thanksgiving, New Year's Eve, New Year's Day or during any hours on any other recognized state or national holiday on which the Fred Meyer retail operation at the Development is not open or is closed before 11:00 p.m. Tenant will keep its hours of business posted at the Property at all times. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, TENANT MAY CLOSE ITS OPERATION AT A PROPERTY UP TO 4 HOURS EARLY ON ONE DAY IN EACH CALENDAR QUARTER FOR THE PURPOSES OF CONDUCTING INVENTORY. IF TENANT'S OPERATION AT A PROPERTY IS TO BE CLOSED FOR BUSINESS DURING PART OR ALL OF A DAY ON WHICH TENANT IS TYPICALLY OPEN FOR BUSINESS (FOR PURPOSES OF CONDUCTING INVENTORY OR OTHER REASONS, OTHER THAN "FORCE MAJEURE" EVENTS THAT TENANT COULD NOT REASONABLY ANTICIPATE), TENANT WILL POST AND MAINTAIN IN A LOCATION LIKELY TO BE SEEN BY TENANT'S CUSTOMERS A SIGN STATING THE DATE AND TIME OF THE INTENDED CLOSURE DURING THE PERIOD OF AT LEAST TEN (10) CALENDAR DAYS) BEFORE THE CLOSURE.

         3.14 COMPETITIVE BUSINESS. EXCEPT FOR THE EXCLUDED LOCATIONS STATED BELOW, while this Lease is in effect, Tenant shall not directly or indirectly own, operate, manage or engage in any business PROVIDING ANY OPTICAL SERVICES within a ONE (1) mile radius of the Development. In case of violation by Tenant of this paragraph, Landlord shall have all the rights provided in this Lease for default, and in addition, at Landlord's option, Tenant's Gross Sales (as defined in this Lease) on or from the similar or competing business shall be added to and deemed a part of Tenant's Gross Sales under this Lease. In such event, such Gross Sales from the similar or competing business within such radius are will be treated as Tenant's Gross Sales for all purposes of this Lease, and the same shall be computed and reported to Landlord in the same manner provided above for the computation and accounting of Tenant's Gross Sales from the Property. Tenant acknowledges this provision is an essential part of Landlord's agreement to lease the Property to Tenant at the rental and on the terms contained in this Lease and, further, that the period of time and area set forth in this paragraph are fair and reasonable to assure Landlord of its expected

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

rental income, but not to control competition. HOWEVER, THIS PARAGRAPH 3.14 SHALL NOT APPLY TO ANY OF THE FOLLOWING (THE "EXCLUDED LOCATIONS"): ANY COMPETING BUSINESS DIRECTLY OR INDIRECTLY OWNED, OPERATED OR LEASED BY TENANT AS OF THE DATE OF THIS LEASE, OR THAT IS NOW OR HEREAFTER LOCATED WITHIN A WAL-MART STORE, OR THAT IS ACQUIRED AS PART OF A MERGER OR ASSET ACQUISITION BY TENANT WITH ANOTHER BUSINESS OR THAT THE OTHER PARTY IN SUCH MERGER OR ASSET ACQUISITION MAY THEN OWN, OPERATE OR LEASE IF SUCH PARTY ACQUIRES TENANT OR TENANT'S ASSETS IN THE MERGER OR ASSET ACQUISITION (SUBJECT TO ANY REQUIREMENTS FOR LANDLORD'S APPROVAL UNDER PARAGRAPH 9), OR THAT IS LOCATED IN A MAJOR MALL WITH AT LEAST TWO MAJOR DEPARTMENT STORES. ANY SUCH OPERATION IN AN EXCLUDED LOCATION WILL NEVERTHELESS BE SUBJECT TO THE LIMITATION IN PARAGRAPH 3.8 (IF THE EXCLUDED LOCATION IS NOT IN AN ENCLOSED MALL). A WAL-MART OR SAM'S CLUB STORE IS NOT CONSIDERED TO BE AN "ENCLOSED MALL" EVEN IF THERE IS MORE THAN ONE INTERIOR TENANT.

4.       MAINTENANCE AND ALTERATIONS.

         4.1 LANDLORD'S OBLIGATIONS. Landlord shall be under no obligation to make any repairs, alterations or improvements on the Property at any time, except as otherwise expressly required in this Lease. Subject to the terms of paragraph 4.3 below, Landlord shall be responsible for: (i) providing water and sewer to the Property; (ii) the repair and maintenance of the roof and structure of the Building; AND (iii) THE ELECTRICAL, LIGHTING (BUT NOT THE LIGHT BALLASTS AND LIGHT BULBS), PLUMBING AND SPRINKLER SYSTEMS IN THE BUILDING AND UNDERGROUND, AND THE HEATING, VENTILATION AND AIR CONDITIONING SYSTEM ("HVAC") SERVING THE PROPERTY; provided, however, that if Landlord is required to make any repairs to the water or sewer system or the roof or structure OR OTHER PORTION OF THE BUILDING OR BUILDING SYSTEMS OR HVAC REFERENCED ABOVE THAT ARE TO BE MAINTAINED BY LANDLORD by reason of any act, neglect or omission to act of Tenant or its employees, agents, invitees, licensees, contractors or subtenants (SUBJECT TO THE WAIVER IN PARAGRAPH 7.4, IF APPLICABLE), Landlord shall have the right to recover from Tenant the REASONABLE cost of the repairs, as provided in paragraph 4.3, plus interest as provided in paragraph 11.3 below.

         4.2 WORK BY LANDLORD. Landlord shall have the right to erect scaffolding and apparatus for the purpose of making repairs, installations, alterations or modifications to the Building or common areas or to any portion of the Development. Landlord shall have no liability for failure to perform required maintenance and repair on or about the Property for which Landlord may be responsible under this Lease, unless written notice of the needed maintenance or repair is given by Tenant, and Landlord fails to remedy the problem within a reasonable time after receipt of such notice. Landlord shall have no liability for interference with Tenant's use by repairs, installations, alterations or modifications, provided the work is performed in a manner designed to cause a reasonable minimum of interference to Tenant.

         4.3 TENANT'S OBLIGATIONS. Tenant, at its sole cost and expense, shall put, keep and maintain at all times all portions of the Property not required to be maintained by Landlord under paragraph 4.1 (including, without limitation, all tenant improvements, drains, displays, all exterior and interior plate glass, show cases, storefront parts and moldings, doors, door jams, door closers, door hardware, fixtures, equipment and appurtenances thereof, floors, partitions, fixtures and equipment, and the exterior sign cabinet (if any), including lights, LIGHT BULBS and LIGHT ballasts, and interior and any exterior signs) in first class repair, operating condition, working order and appearance, and in accordance with all applicable Legal Requirements, including (without limitation) those requiring any alteration of the Property (structural or nonstructural), subject to requirements in paragraph 4.6 below concerning Landlord's consent to such alterations.

         The interior of the Property and Tenant's signs shall be repainted, redecorated and refurbished by Tenant ONCE EVERY FIVE YEARS DURING THE LEASE TERM TO THE EXTENT NECESSARY FOR TENANT TO MAINTAIN THEM IN A FIRST-CLASS APPEARANCE AND CONDITION.

         Tenant shall also be responsible for the repair of any and all damage caused to the Property, Building and/or Development by any act, neglect or omission of Tenant or its employees, agents, invitees, licensees, contractors or subtenants (SUBJECT TO THE WAIVER IN PARAGRAPH 7.4, IF APPLICABLE). The repair of any such damage shall, at Landlord's option, either be performed by Tenant at its expense or will be made by Landlord at Tenant's

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cost and expense. Tenant shall reimburse to Landlord ALL REASONABLE costs and expenses incurred by Landlord IN CONNECTION WITH ANY SUCH REPAIR, within THIRTY
(30) days after submission by Landlord to Tenant of a statement of the amount thereof. If not so paid within such 30-day period, the total amount will bear interest as provided in paragraph 11.3 below from the date such costs were incurred.

         4.4 ADDITIONAL EQUIPMENT. EXCEPT FOR EQUIPMENT AND MACHINERY APPROVED BY LANDLORD WHICH TENANT WILL BE USING TO ENGAGE IN THE PERMITTED USES DESCRIBED IN PARAGRAPH 3.1 OF THIS LEASE, Tenant shall not, without Landlord's prior written consent (WHICH WILL NOT BE UNREASONABLY WITHHELD OR DELAYED), use heat- generating machines or equipment or lighting other than standard lights provided to the Property that affect the temperature otherwise maintained by the air-conditioning system. If such consent is given, Landlord shall have the right to install supplementary air-conditioning units in the Property and the ACTUAL, REASONABLE cost thereof, including the ACTUAL, REASONABLE costs of installation, operation and maintenance of such units, shall be paid by Tenant to Landlord upon billing by Landlord. Tenant shall not install lighting or other electrical equipment or devices requiring power in excess of the standard amounts (load and usage) as determined from time to time by Landlord for normal office/retail use of the Property and other premises in the Building.

         4.5 BUILDING OVERLOADS. Tenant will refrain from doing anything on or about the Property that will cause an overload. If Landlord believes there is an overload or a material risk of an overload, Landlord may select a qualified electrician whose opinion will control regarding any overload of electric circuits, or a qualified engineer or architect whose opinion will control regarding floor overloads or other stresses. Tenant will promptly comply with any actions recommended by the electrician, engineer or architect.

         4.6 ALTERATIONS; SIGNS. Tenant shall not alter the Property (including, without limitation, changes in color, removals, replacements and additions) or make any exterior or structural alterations or any material interior alterations, or install additional electrical equipment, machinery or any signs, without Landlord's prior written consent in each instance (WHICH WILL NOT BE UNREASONABLY WITHHELD OR DELAYED). Any alterations or installations by Tenant must be performed in a good and workmanlike manner and in compliance with provisions of this Lease (including, without limitation, the provisions of the attached Exhibit C and paragraph 3.2). All alterations and fixtures installed by Tenant (other than trade fixtures and equipment) shall become part of the Property and belong to Landlord upon the expiration or termination of this Lease, subject to paragraph 12.2 below. All such work shall be done in such a manner so as not to interfere with or disturb any other tenant or occupant of the Building.

         4.7 REMODEL PROGRAM AND REFURBISHING; SIGNS. Subject to the limitations and exclusions stated IN THIS PARAGRAPH, in the event Landlord develops a plan to renovate or perform a major remodel of the portion of the Development in which the Property is situated (collectively, a "REMODEL") and the Remodel plan would require changes to Tenant's exterior signage, storefront, floor covering or other portions of the Property maintained by Tenant, then the following will apply: (i) Landlord will give Tenant at least 60 days' prior written notice of the planned Remodel; (ii) Landlord will attempt to perform the Remodel in an efficient manner that reasonably minimizes any interference with Tenant's business operation; and (iii) Tenant will (at its expense) design and reconstruct its sign to the extent necessary to give it a quality and appearance in accord with FIRST-CLASS CONDITION AND APPEARANCE AND THE CONDITION AND APPEARANCE OF the remainder of the Development as modified by the Remodel. LANDLORD WILL BE RESPONSIBLE FOR INSPECTING OR EXAMINING AND NOTIFYING TENANT IF LANDLORD DEEMS IT NECESSARY TO DO ANY WORK UNDER THIS PARAGRAPH, AND TENANT WILL PERFORM THE SAME.

5.       TAXES; UTILITIES; COMMON EXPENSES.

         5.1 PERSONAL PROPERTY TAXES. Tenant shall pay when due all personal property taxes assessed against its personal property, equipment or trade fixtures on the Property.

         5.2 TAXES AND ASSESSMENTS. [THIS PARAGRAPH HAS BEEN INTENTIONALLY DELETED BY THE PARTIES.]

         5.3 ADDITIONAL IMPOSITIONS. [THIS PARAGRAPH HAS BEEN INTENTIONALLY DELETED BY THE PARTIES.]

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         5.4      UTILITIES. As to locations other than exterior locations,
which are separately metered, Tenant shall pay to Landlord on the 10th day of each month, charges for utilities initially in the amount of one-twelfth of $1.00 per square foot of gross leaseable area of the property, payable monthly.

         5.5 COMMON EXPENSES PAID BY TENANT. [THIS PARAGRAPH HAS BEEN INTENTIONALLY DELETED BY THE PARTIES.]

6.       LIENS, INDEMNIFICATION AND LIABILITY.

         6.1 LIENS. Tenant shall pay as due all claims for work done on or for services rendered or material furnished to the Property, and shall keep the Property free from any liens other than liens created by Landlord. If Tenant fails to pay such claim or to cause any lien to be released (by bonding over or otherwise) against the Property and Development under the law of the state in which the Development is located within 30 days after Tenant becomes aware that such lien exists, Landlord may do so AFTER GIVING TENANT AT LEAST TEN (10) DAYS' WRITTEN NOTICE OF LANDLORD'S INTENT TO DO SO, and collect such amount as additional rent. Amounts paid by Landlord shall bear interest and be repaid by Tenant as provided in paragraph 11.3 below. Such payment by Landlord shall not constitute a waiver of any right or remedy Landlord may have because of Tenant's default.

         6.2 INDEMNIFICATION OF LANDLORD. Tenant shall indemnify, reimburse, hold harmless and defend Landlord for, from and against any claim, loss, damages, expense or liability arising out of or related to any action or inaction of Tenant or its agents, independent contractors, employees, customers, suppliers or invitees, any condition of the Property which is the responsibility of Tenant under this Lease, or any goods sold by Tenant from the Property (including product liability, professional malpractice and other claims).

         6.3 LANDLORD'S LIABILITY. EXCEPT FOR LANDLORD'S OBLIGATIONS WITH RESPECT TO ITS WARRANTY OF QUIET ENJOYMENT CONTAINED IN PARAGRAPH 13 BELOW, AND EXCEPT FOR LANDLORD'S OWN GROSS NEGLIGENCE, SOLE NEGLIGENCE OR WILLFUL MISCONDUCT, Landlord shall have no liability to Tenant for acts of other tenants or users of adjacent property or acts of any third party, or for any defect in the Property which is the responsibility of Tenant under this Lease, or for any interruption or failure in the supply of utilities or services to the Property.

7.       INSURANCE AND DAMAGE.

         7.1 LIABILITY AND WORKERS' COMPENSATION INSURANCE. Commencing not later than the date on which Tenant or its contractors, agents or employees are given access to the Property to perform fixturing or other activities (the "DELIVERY DATE"), and continuing throughout the term of this Lease, Tenant shall continuously maintain at its expense commercial general liability insurance applying to the use, occupancy and business operated (including products sold and services rendered) by Tenant, or any other occupant of the Property. Such insurance shall include broad form contractual liability insurance coverage insuring all of Tenant's indemnity obligations under this Lease. The commercial general liability coverage shall have a minimum combined single limit of liability per occurrence of at least One Million Dollars ($1,000,000) per occurrence and a general aggregate limit of at least Two Million Dollars ($2,000,000) per location and with umbrella liability excess liability insurance with limits of not less than Five Million Dollars ($5,000,000) PER LOCATION. Such minimum required limits and scope of coverage may be increased from time to time by Landlord based upon industry standards for comparable business operations. All such policies shall be written to apply to all bodily injury, property damage, personal injury and other covered loss, however occasioned, shall be endorsed to name Landlord as an additional insured, and shall provide that such coverage shall be primary and that any insurance maintained by Landlord shall be excess and non-contributing insurance. Such insurance shall also include coverage for: (a) hired and non-owned automobile liability; (b) products liability; and (c) excess Employer's liability insurance (if necessary). All such insurance shall: (i) provide for severability of interest;
(ii) provide that an act or omission of one of the named or additional insureds (excluding deliberate or intentional acts that are not covered under a general liability policy) shall not reduce or void coverage to the other named or additional insureds; and (iii) afford coverage for all occurrences based on acts, omissions, injury and damage, which occurred or arose (or the onset of which occurred or arose) in whole or in part during the term of this Lease.

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         Tenant shall also maintain Worker's Compensation insurance in accordance with the law of the state in which the Property is located, and Employer's liability insurance (or "Stop Gap" insurance, if the Property is within the State of Washington) with a limit of not less than $1,000,000 each accident.

         7.2 PLATE GLASS AND CASUALTY INSURANCE. Landlord shall be responsible for insuring the Building. SUBJECT TO PERMITTED SELF-INSURED ARRANGEMENTS (AS DESCRIBED BELOW), throughout the term of this Lease, Tenant shall be responsible for maintaining so-called "all-risk" or "special form" property insurance covering loss to Tenant's personal property, fixtures, equipment, tenant improvements and Tenant's betterments, ON A replacement cost BASIS AND IN AN AMOUNT SUFFICIENT TO AVOID APPLICATION OF ANY CO-INSURANCE CLAUSE IN THE POLICY. Tenant's insurance shall include, but not be limited to, the following: (i) earthquake coverage; (ii) flood damage coverage; (iii) sprinkler leakage coverage; (iv) replacement cost coverage; (v) an agreed amount endorsement; (vi) plate glass coverage sufficient to pay for the replacement of any damage to exterior plate glass and storefront supports for the Property. Such coverage shall also insure against any damage to the floor, doors, interior or other portions of the Building caused by any break-in or burglary; (vii) business interruption, in an amount that is equal to not less than six months of Tenant's expected net profits to be earned within the specified policy year, but in no event shall the amount of business interruption coverage be less than the total sum of rents to be paid to Landlord under this Lease during the same period of time; and (viii) extra expense coverage. All such policies shall be written to apply to all covered property for loss occurring within the term of this Lease, and shall be endorsed to add Landlord as a loss payee. In the event of casualty, the proceeds of Tenant's property insurance policies shall, so long as this Lease is in effect, be used for the repair or replacement of the personal property, fixtures and equipment so insured.

         NOTWITHSTANDING THE FOREGOING, SO LONG AS TENANT IS NOT THEN IN DEFAULT UNDER THIS LEASE, TENANT MAY SELF-INSURE PART OR ALL OF THE COVERAGES DESCRIBED IN THE FOREGOING PARAGRAPH IN ACCORDANCE WITH THE FOLLOWING (THE "SELF-INSURED ARRANGEMENTS"): (i) TENANT MAY SELF-INSURE THE PLATE GLASS COVERAGE REFERENCED IN PARAGRAPH 7.2(vi) ABOVE, WITHOUT THE NEED FOR FURTHER CONSENT FROM LANDLORD; AND/OR (ii) SO LONG AS TENANT'S SHAREHOLDER'S EQUITY EXCEEDS $50,000,000, TENANT MAY SELF-INSURE OTHER COVERAGES, OTHER THAN PLATE GLASS, REQUIRED BY THIS LEASE AS REFERENCED ABOVE, PROVIDED THAT THE PROGRAM OF SELF-INSURANCE IS MAINTAINED BY TENANT FOR ITS PROPERTIES GENERALLY (AND NOT SPECIFICALLY FOR THE PROPERTY) AND THE SELF-INSURED ARRANGEMENTS HAVE BEEN APPROVED BY LANDLORD IN ITS SOLE BUT COMMERCIALLY REASONABLE DISCRETION. LANDLORD WILL REASONABLY APPROVE SELF-INSURED ARRANGEMENTS THAT ARE REASONABLE IN LIGHT OF TENANT'S NET WORTH. WITH RESPECT TO ANY CLAIM, LOSS OR LIABILITY THAT WOULD HAVE BEEN COVERED BY THE INSURANCE POLICIES REQUIRED TO BE MAINTAINED BY TENANT BUT WHICH ARE SUBJECT TO SELF-INSURED ARRANGEMENTS OR DEDUCTIBLES, TENANT WILL BE RESPONSIBLE FOR PAYMENT OF THE SELF-INSURED AMOUNT OR DEDUCTIBLE ON OR FOR SUCH CLAIM, LOSS OR LIABILITY ON THE SAME BASIS AS THE INSURANCE CARRIER WOULD HAVE BEEN IF TENANT HAD NO SELF-INSURED ARRANGEMENTS OR DEDUCTIBLES ON SUCH INSURANCE POLICIES.

         7.3 INSURANCE POLICIES. All insurance policies required to be carried by Tenant under this Lease shall: (i) be written by companies rated A/IX or better in the most recent edition of "Best's Insurance guide" and authorized to do business in the state in which the Property is located, and (ii) name any parties designated by Landlord as additional insureds. Any self-insured retention or deductible amounts (the "SELF-INSURED AMOUNT") under any insurance policies required hereunder shall be subject to Landlord's prior written approval, which shall not be unreasonably withheld. Tenant shall deliver to Landlord on or before the Delivery Date, and thereafter at least fifteen (15) days before the expiration dates of expiring polices, certified copies of its insurance policies, or a certificate evidencing the same issued by the insurer thereunder (or if such policies or certificates are not available at such date, Tenant will provide to Landlord appropriate written confirmations or assurance of continued coverage, to be followed by the actual policy or certificate when available). Tenant will also provide to Landlord a certificate of insurance, naming Landlord and Tenant as additional insureds, evidencing liability insurance maintained by Tenant's contractor(s), which will be delivered to Landlord prior to the Delivery Date, and (with respect to any subsequent construction by Tenant during the lease term) prior to the date on which Tenant commences any other construction work on the Property. If Tenant shall fail to procure such insurance or to deliver such policies or certificates, then Landlord may, at its option and in addition to any other remedies provided by this Lease, procure the same for the account of Tenant, and Tenant shall pay the cost thereof to Landlord as additional rent. With respect to any claim, loss or liability that would have been covered by the insurance policies required to be

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maintained by Tenant but which are within the self-insured amount, Tenant will be responsible for payment of the self-insured amount on or for such claim, loss or liability on the same basis as the insurance carrier would have been if Tenant had no self-insured arrangements or deductibles on such insurance policies.

         7.4 RELEASES AND WAIVERS OF SUBROGATION. Notwithstanding any other provision of this Lease, Landlord and Tenant each hereby release the other from any and all liability or responsibility to the other (or anyone claiming through or under them by way of subrogation or otherwise) for any loss or damage to the Property, THE BUILDING, THE DEVELOPMENT, or property thereon caused by a peril which would be covered by a standard "all-risk" property insurance policy, whether or not such insurance is in force or is collectible, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible. Landlord and Tenant each hereby agree that it shall cause a clause or endorsement to be included in its insurance policies with respect to the Property, the Building and Development (to the extent required to make the foregoing release and waiver of subrogation effective) to the effect that such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder.

         7.5 RESTORATION OF DAMAGE. If fire or other casualty causes damage to the Building in an amount exceeding 25 percent of its full construction-replacement cost, then Landlord may elect to terminate this Lease by giving written notice of such termination to Tenant within 60 days following the date of damage. Otherwise, Landlord shall proceed to restore the Building to a condition comparable in function and value to that existing prior to the damage. The base rent AND ALL OTHER CHARGES PAYABLE TO LANDLORD UNDER THIS LEASE FOR THE PROPERTY SO DAMAGED shall be abated during the period and to the extent the Property is not reasonably usable for Tenant's use. If the damage does not cause any material interference with Tenant's use, there shall be no rent abatement. HOWEVER, IF SO MUCH OF THE BUILDING OR DEVELOPMENT IS DESTROYED THAT TENANT CANNOT REASONABLY OPERATE BUSINESS IN THE REMAINDER OF THE PROPERTY, TENANT WILL SO NOTIFY LANDLORD AND LANDLORD, IN LANDLORD'S SOLE BUT COMMERCIALLY REASONABLE DISCRETION, WILL APPROVE A TEMPORARY SUSPENSION OF OPERATIONS BY TENANT UNTIL THE DAMAGE IS REPAIRED SUCH THAT TENANT MAY RESUME OPERATION OF BUSINESS, AND DURING THE PERIOD OF SUCH TEMPORARY SUSPENSION OF OPERATIONS, THE MINIMUM BASE RENT AND OTHER CHARGES PAYABLE TO LANDLORD UNDER THIS LEASE SHALL BE ABATED. Tenant shall cooperate with Landlord during the period of repair and vacate all or any part of the Property to the extent necessary for the performance of the required work.

         7.6 REPAIR OF TENANT'S PROPERTY. Repair, replacement, or restoration of any fixtures, equipment and personal property owned by Tenant, Tenant's improvements, and any additions or improvements to the Property constructed by Tenant shall be the responsibility of Tenant regardless of the cause of the damage. Tenant shall pay all costs of moving its property when required in connection with the repairs of the Property for which Landlord is responsible.

         7.7 INSURANCE REQUIREMENTS. Tenant will comply with all of the rules and regulations of the American Insurance Association, the state Insurance Rating Bureau and any similar bodies. Tenant will not commit any action or permit any condition to be continued on the Property which might increase the existing rate of any insurance policy held by Landlord. Tenant will not do or keep anything that will cause cancellation of (or be prohibited by) Landlord's insurance policies.

8.       CONDEMNATION.

         If the entire Development, Building or Property is condemned, or if a portion is taken which causes the Property to be reasonably unusable for the continued conduct of Tenant's business operation, notwithstanding any repair or alteration by Landlord, then this Lease shall terminate as of the date upon which possession of the Property is taken by the condemning authority. Otherwise, Landlord shall proceed to make necessary repairs and alterations to the Property to permit Tenant to continue its operation of the Property thereon, except for repairs to Tenant's property for which Tenant is responsible under paragraph 7.6 above. The base rent shall be abated during the period of restoration to the extent the Property is not reasonably usable for Tenant's use, and shall be reduced for the remainder of the lease term to the extent and in the same proportion as the reduction in rentable area of the Property. All condemnation proceeds shall belong to Landlord, except for any separate award available from the

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condemning authority and specifically made to Tenant for interruption of business, moving expenses, or the taking of Tenant's trade fixtures. All condemnation proceeds related to the taking of the Development, Building and Property shall belong to Landlord. To the extent permitted by law, Tenant may pursue a separate claim against the condemning authority for interruption of business, moving expenses, or the taking of Tenant's equipment, signage, improvements and other property of Tenant at the Property, and any other damages available under applicable law, but such separate claims shall not diminish Landlord's claim for the Property, the Building or for Landlord's reversionary interest in the land under the Property or for the taking of other portions of the Development. TENANT WILL USE ANY PORTION OF THE AWARD ATTRIBUTABLE TO SUCH TENANT IMPROVEMENTS OR PROPERTY OF TENANT AT THE PROPERTY TO PAY THE COSTS OF RESTORATION OR REPAIR TO THE TENANT IMPROVEMENTS OR TENANT'S PROPERTY FOR WHICH TENANT IS RESPONSIBLE AS PROVIDED ABOVE. Sale of all or a part of the Property to a purchaser with the power of eminent domain in the face of a threat or the probability of the exercise of the power shall be treated as a taking by condemnation. Landlord need not incur expenses for restoration in excess of the amount of condemnation proceeds received by Landlord after payment of all reasonable costs, expenses and attorneys' fees paid or incurred by Landlord in connection with the condemnation.

9.       TRANSFERS BY TENANT.

         9.1 PROHIBITION OF TRANSFER. Except as otherwise set forth below, Tenant shall not assign, mortgage, pledge, hypothecate or encumber the Property or Tenant's leasehold estate, or sublet any portion of the Property, or license the use of any portion of the Property, or otherwise transfer any interest in the Property (whether voluntary, involuntary, by operation of law or otherwise) (collectively, all of the foregoing are a "TRANSFER"), without the prior written consent of Landlord, IN ITS COMMERCIALLY REASONABLE DISCRETION. If Tenant (now or hereafter) is a corporation, limited liability company, general partnership, limited partnership or other entity, then a transfer of a controlling interest in such entity will be deemed a transfer of Tenant's leasehold estate; provided, that so long as Tenant's stock is publicly held and traded on a recognized national stock exchange OR ON NASDAQ, no transfer of stock of Tenant will be deemed a transfer of this Lease. If Tenant's stock is not so publicly held and traded on a recognized national stock exchange, then a transfer of a controlling interest in the ownership of Tenant will be deemed a transfer of Tenant's leasehold estate. Landlord shall not be liable for failure to give such consent UNLESS LANDLORD DID NOT ACT IN GOOD FAITH IN RESPONDING TO THE REQUEST FOR CONSENT (BUT THIS LIMITATION WILL NOT AFFECT TENANT'S RIGHT TO PURSUE DECLARATORY OR OTHER ACTION TO REQUIRE LANDLORD TO GIVE ITS CONSENT IN ACCORDANCE WITH THE STANDARD STATED IN THE FIRST SENTENCE OF THIS PARAGRAPH, AND IF TENANT IS THE PREVAILING PARTY IN SUCH ACTION, THE TERMS OF PARAGRAPH 14.16 SHALL APPLY). Any attempted transfer without consent shall be null and void and, at the option of Landlord, will cause termination of this Lease. If Tenant requests consent to a proposed transfer, Tenant or the prospective transferee will pay a review fee of $200 at the time of the request, for application to Landlord's reasonable expenses (legal and administrative) in reviewing the request for consent to transfer, which expenses will be paid by Tenant or the prospective transferee, but will not exceed $2,500 IN THE AGGREGATE FOR ALL PROPERTIES COVERED BY THE REQUEST FOR CONSENT (WHETHER ONE, MORE THAN ONE OR ALL PROPERTIES COVERED BY THIS LEASE).

                  NOTWITHSTANDING THE FOREGOING, THE PARTIES AGREE THAT SUBLEASES TO AN APPROVED OPTOMETRIST AND ASSIGNMENTS TO AFFILIATES WILL BE SUBJECT TO THE FOLLOWING TERMS, WHICH MODIFY THE FOREGOING PROVISIONS FOR LANDLORD'S CONSENT:

                  9.1.1 SUBLEASE TO APPROVED OPTOMETRIST. LANDLORD WILL CONSENT TO A SUBLEASE OF A PORTION OF THE PROPERTY TO DOCTORS OF OPTOMETRY OR ANY REPUTABLE PERSON OR ENTITY LICENSED IN THE STATE IN WHICH THE PROPERTY IS LOCATED TO PRACTICE OPTOMETRY. NO FEE WILL BE CHARGED BY LANDLORD FOR REVIEWING AND CONSENTING TO SUCH SUBLEASE;

                  9.1.2 ASSIGNMENT TO AFFILIATE WITH RELEASE OF TENANT. LANDLORD WILL CONSENT TO AN ASSIGNMENT OF ALL OR A PORTION OF TENANT'S INTEREST UNDER THIS LEASE TO A SUBSIDIARY OR AFFILIATED CORPORATION WITH A NET WORTH AT LEAST EQUAL TO TENANT, SO LONG AS TENANT OWNS AT LEAST 51 PERCENT OF THE VOTING STOCK OF THE ASSIGNEE. UPON ASSUMPTION OF TENANT'S OBLIGATIONS IN CONNECTION WITH THIS LEASE, PURSUANT TO AN

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ASSUMPTION AGREEMENT AND BY AN ASSIGNEE CORPORATION PREVIOUSLY APPROVED BY
LANDLORD, TENANT SHALL BE RELEASED FROM LIABILITY WITH RESPECT TO THE INTEREST SO TRANSFERRED; AND

                  9.1.3 ASSIGNMENT TO AFFILIATE WITHOUT RELEASE OF TENANT. SO LONG AS TENANT IS NOT THEN IN DEFAULT, TENANT MAY ASSIGN OR TRANSFER ALL OR A PORTION OF TENANT'S INTEREST UNDER THIS LEASE TO A SUBSIDIARY OR AFFILIATED CORPORATION, PROVIDED THAT THE ASSIGNEE ASSUMES TENANT'S OBLIGATIONS IN CONNECTION WITH THIS LEASE, PURSUANT TO AN ASSUMPTION AGREEMENT TO BE PREPARED BY TENANT OR THE TRANSFEREE AND TO BE REASONABLY APPROVED BY LANDLORD PRIOR TO THE TRANSFER, AND PROVIDED THAT TENANT IS NOT BEING LIQUIDATED OR DISSOLVED AND TENANT IS NOT BEING RELEASED FROM LIABILITY WITH RESPECT TO THE INTEREST SO TRANSFERRED;

                  9.2 NOTICE AND CONSENT. If Tenant desires to transfer any interest for which Landlord's consent is required under paragraph 9.1, Tenant shall, in each instance, notify Landlord at least 30 days before the effective date of such intended transfer and will pay the review fee stated above (EXCEPT THAT NO REVIEW FEE IS REQUIRED UNDER PARAGRAPHS 9.1.1 OR 9.1.3). AS TO ANY SUBLEASE UNDER PARAGRAPH 9.1.1, TENANTS' NOTICE WILL CONTAIN THE NAME AND LICENSE INFORMATION FOR THE DOCTOR OF OPTOMETRY. AS TO ANY ASSIGNMENT WITHOUT RELEASE OF LIABILITY OR LIQUIDATION OF TENANT PURSUANT TO PARAGRAPH 9.1.3, TENANT'S NOTICE WILL CONTAIN THE NAME AND STATE OF INCORPORATION OF THE ASSIGNEE AND ENOUGH INFORMATION FOR LANDLORD TO VERIFY THAT THE ASSIGNMENT MEETS THE REQUIREMENTS OF PARAGRAPH 9.1.3. AS TO ANY OTHER TRANSFER UNDER PARAGRAPH 9.1 (OTHER THAN PARAGRAPHS 9.1.1 OR 9.1.3), Tenant's notice will contain reasonable detail concerning the nature of the proposed transaction, the date thereof, the identity of the transferee and nature of its business, the financial worth of the transferee and its prior business experience (if applicable), the transferee's business and financial references, and such financial statements and other information as Landlord may REASONABLY require. If Landlord consents to the proposed transfer, a condition to such consent is that the transferee shall agree in writing for the benefit of Landlord to be bound by and to comply with the terms of this Lease (except that this sentence will not apply to any lender who only holds a secured interest in Tenant's personal property).

                  9.3 OBLIGATIONS AFTER TRANSFER. The giving of such consent in one instance shall not preclude the need for Tenant to obtain Landlord's consent to further transfers where such consent is required. If Tenant is permitted to make any transfer, Tenant and any Guarantor(s) or co-obligor(s) of Tenant's obligations under this Lease shall not be relieved of their respective obligations, but shall remain primarily liable to Landlord for performance of all such obligations, EXCEPT AS SPECIFICALLY PROVIDED IN PARAGRAPH 9.1.2.

10.      DEFAULT.

         The following shall be events of default:

         10.1 PAYMENT DEFAULT. Failure of Tenant to pay any rent or other charge under this Lease within FIFTEEN (15) days after it is due.

         10.2 UNAUTHORIZED TRANSFER. Tenant makes any transfer without Landlord's prior written consent, as (AND TO THE EXTENT) required under paragraph 9.1.

         10.3 ABANDONMENT OF PROPERTY. Tenant abandons the Property, for which purpose "ABANDONS" means a failure by Tenant to occupy and use the Property for one or more of the purposes permitted under this Lease for a total of 3 consecutive days or more OR FIVE (5) DAYS (WHETHER OR NOT CONSECUTIVE) OR MORE during the lease term, unless such failure is excused under other provisions of this Lease.

         10.4 DEFAULT IN OTHER COVENANTS. Failure of Tenant to comply with any other term or condition or fulfill any other obligation of this Lease within 20 days after written notice by Landlord specifying the nature of the default with reasonable particularity. If the default is of such a nature that it cannot be remedied fully within the 20-day period, this requirement shall be satisfied if Tenant begins correction of the default within the 20-day period and thereafter proceeds with reasonable diligence and in good faith to effect the remedy as soon as practicable (but shall

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nevertheless cause the default to be fully remedied not later than sixty (60)
days after the date of Landlord's first notice).

         10.5 INSOLVENCY DEFAULTS. Dissolution, termination of existence, insolvency on a balance sheet basis or business failure of Tenant; the commencement by Tenant of a voluntary case under the federal bankruptcy laws or under any other federal or state law relating to insolvency or debtor's relief; the entry of a decree or order for relief against Tenant in an involuntary case under the federal bankruptcy laws or under any other applicable federal or state law relating to insolvency or debtor's relief and such is not dismissed within 60 days; the appointment of or the consent by Tenant to the appointment of a receiver, trustee, or custodian of Tenant or of any of Tenant's property; an assignment for the benefit of creditors by Tenant; Tenant's failure generally to pay its debts as such debts become due; the making or suffering by Tenant of a fraudulent transfer under applicable federal or state law; concealment by Tenant of any of its property in fraud of creditors; the making or suffering by Tenant of a preference within the meaning of the federal bankruptcy law; or the imposition of a lien through legal proceedings or distraint upon any of the property of Tenant which is not discharged or bonded within 60 days. During any period in which there is a Guarantors(s) of this Lease, each reference to "Tenant" in this paragraph shall be deemed to refer to "Guarantor or Tenant," separately.

11.      REMEDIES ON DEFAULT.

         Upon default, Landlord may exercise any one or more of the following remedies, or any other remedy available under applicable law:

         11.1 RETAKE POSSESSION; EXERCISE OF OTHER RIGHTS. Landlord may re-enter and retake possession of the Property, without notice, either by summary proceedings, any other applicable action or proceeding, or otherwise. Landlord may use the Property for Landlord's own purposes or relet it upon any reasonable terms without prejudice to any other remedies that Landlord may have by reason of Tenant's default. Landlord may effect a removal of any furniture, furnishings, trade fixtures or other property of Tenant and place it in public storage for Tenant's account. Tenant shall be liable to Landlord for the cost of removal, restoration, transportation to storage, and storage, with interest on all such expenses at the same rate as provided in paragraph 11.3 below. None of these actions will be deemed an acceptance of surrender by Tenant.

         IF THE NATURE OF THE DEFAULT IS THAT IT RELATES TO A PARTICULAR PROPERTY (E.G., IF TENANT FAILS TO PAY THE REQUIRED RENT AS TO A PROPERTY, BUT DOES PAY IT WITH RESPECT TO OTHER PROPERTIES), THEN LANDLORD'S REMEDIES FOR DEFAULT SHALL BE LIMITED TO THOSE THAT RELATE TO THE PROPERTY THAT IS IN DEFAULT; THAT IS, LANDLORD MAY RETAKE POSSESSION, TERMINATE THE LEASE, CURE THE DEFAULT (UNDER PARAGRAPH 11.3) OR TAKE OTHER ACTION FOR DEFAULT SOLELY AGAINST THE PROPERTY THAT IS IN DEFAULT OR AGAINST TENANT (BY CLAIM AND ACTION FOR DAMAGES) AND NOT BY DECLARING A DEFAULT AS TO OTHER PROPERTIES COVERED BY THIS LEASE.

         11.2 DAMAGES FOR DEFAULT. Whether or not Landlord retakes possession or relets the Property, Landlord may recover all damages caused by the default (including but not limited to unpaid rent, attorneys' fees relating to the default, and costs of reletting). Landlord may sue periodically to recover damages as they accrue during the remainder of the lease term without barring a later action for further damages. Landlord may at any time bring an action for accrued damages plus damages for the remaining lease term equal to the difference between the rent specified in this Lease and the reasonable rental value of the Property for the remainder of the term, discounted to the time of judgment at the rate of NINE PERCENT (9%) per annum.

         11.3 CURE OF TENANT'S DEFAULT. Without prejudice to any other remedy for default, Landlord may perform any obligation or make any payment required to cure a default by Tenant. The cost of performance, including attorneys' fees and all disbursements, shall immediately be repaid by Tenant upon demand, together with interest from the date of expenditure until fully paid at the rate of 18 percent per annum, but not in any event at a rate greater than the maximum rate of interest permitted by law.

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         11.4     PERCENTAGE RENT. If at the time of any default Gross Sales from the Property are sufficient to cause percentage rent in excess of the monthly base rent amount to be payable, or if Tenant has previously made such payments to Landlord, then in computing damages the monthly Gross Sales for purposes of computing percentage rent for the remainder of the calendar year and subsequent calendar years will be regarded as the higher of (i) the average Gross Sales for the 12 months immediately prior to the default, or (ii) the average Gross Sales for the prior 2 full calendar years. Any damage computation shall consider that percentage rent would have been paid during the remainder of the lease term based upon such average monthly Gross Sales.

12.      SURRENDER AT EXPIRATION.

         12.1 CONDITION OF PROPERTY. Upon expiration of the lease term or earlier termination on account of default, Tenant shall deliver all keys to Landlord and surrender the Property in first-class condition. DEPRECIATION AND WEAR FROM ORDINARY USE FOR THE PURPOSE FOR WHICH THE PROPERTY WAS LET NEED NOT BE RESTORED, BUT ALL REPAIR FOR WHICH TENANT IS RESPONSIBLE SHALL BE COMPLETED TO THE LATEST PRACTICAL DATE PRIOR TO SUCH SURRENDER. All repair for which Tenant is responsible shall be completed to the latest practical date prior to such surrender.

         12.2 FIXTURES AND INSTALLATIONS. Upon expiration of the lease term or earlier termination on account of default, Tenant shall remove all of its furnishings, furniture, and trade fixtures that remain the property of Tenant. ALL FIXTURES PLACED UPON THE PROPERTY DURING THE LEASE TERM OR PURSUANT TO THE ORIGINAL LEASE OF THE PROPERTY BETWEEN THE PARTIES THAT PRE-DATED THIS LEASE (EXCEPT TENANT'S OWN TRADE FIXTURES) SHALL, AT LANDLORD'S OPTION, BECOME THE PROPERTY OF LANDLORD ON EXPIRATION OR TERMINATION OF THIS LEASE. TENANT will remove any alterations, improvements and installations made by Tenant that Landlord requires Tenant to remove, as Landlord may specify on expiration or termination of this Lease, except any that Landlord has specifically agreed in writing may remain on the Property after expiration or termination of this Lease. Tenant will restore any physical damage caused by such removal (including, without limitation, resurfacing or covering holes in the walls, floors or other parts of the Property and any necessary repainting to put the Property in the condition required by this Lease). If Tenant fails to do so, such failure shall, at Landlord's option, be deemed an abandonment of the property and Landlord may retain the property and all rights of Tenant with respect to it shall cease or, by notice in writing given to Tenant within 20 days after removal was required, Landlord may elect to hold Tenant to its obligation of removal. If Landlord elects to require Tenant to remove, Landlord may effect a removal and place the property in public storage for Tenant's account. Tenant shall be liable to Landlord for the cost of removal, restoration, transportation to storage, and storage, with interest on all such expenses as provided in paragraph 11.3 above.

                  THE TIME FOR REMOVAL OF ANY PROPERTY OR FIXTURES THAT TENANT IS REQUIRED TO REMOVE FROM THE PROPERTY AS PROVIDED ABOVE SHALL BE AS FOLLOWS:
(i) IF THIS LEASE EXPIRES OR IS TERMINATED ON ACCOUNT OF DEFAULT, ON OR BEFORE THE DATE THE LEASE TERMINATES; AND (ii) IF THIS LEASE IS OTHERWISE TERMINATED IN ACCORDANCE WITH ITS TERMS, ON OR BEFORE 30 DAYS AFTER THE DATE OF THE NOTICE OF TERMINATION.

         12.3 HOLDOVER. If Tenant does not vacate the Property at the time required, Landlord shall have the option to treat Tenant as a tenant from month to month, subject to all of the provisions of this Lease (except that the term will be month to month and the initial base rent will be 125 percent of the base rent then being paid by Tenant), or to eject Tenant from the Property and recover damages caused by wrongful holdover. Failure of Tenant to remove property or installations which Tenant is required to remove under paragraph
12.2 shall constitute a failure to vacate to which this paragraph shall apply if the property or installations not removed substantially interferes with occupancy of the Property by another tenant or with occupancy by Landlord for any purpose including preparation for a new tenant. If a month-to-month tenancy results from a holdover by Tenant, the tenancy shall be terminable at the end of any monthly rental period on written notice from Landlord given not less than 20 days prior to the termination date which shall be specified in the notice. Tenant waives any notice which would otherwise be provided by law with respect to month-to-month tenancy.

FMI FORM 201 (Jan 1992 - REVISED 4/96) RETAIL LEASE AGREEMENT     March 22, 1999

13.      WARRANTY OF QUIET ENJOYMENT; PRIOR MATTERS.

         13.1 WARRANTY OF QUIET ENJOYMENT. So long as Tenant complies with all terms of this Lease, Tenant shall be entitled to peaceable and undisturbed possession of the Property free from any interference by Landlord or those claiming through Landlord.

         13.2 PRIOR MATTERS. The Property is subject and subordinate to (i) any construction, operation and reciprocal easement agreement (the "REA") now or hereafter in effect with respect to the Development, and (ii) applicable zoning and code requirements. Any REA shall not prevent Tenant from using the Property for the purposes set forth in paragraph 3.1.

14.      GENERAL PROVISIONS.

         14.1 TIME OF ESSENCE. Time is of the essence of the performance of each of Tenant's obligations under this Lease.

         14.2 MODIFICATIONS. This Lease may not be modified except by A FORMAL WRITTEN MODIFICATION OF THIS LEASE WHICH HAS BEEN DATED AND MUTUALLY executed by the parties. Landlord shall not be bound by any statement of any agent or employee modifying this Lease.

         14.3 NO APPURTENANCES. This Lease does not create any rights to light and air by means of openings in the walls of the Building, any rights or interests in parking facilities, any view rights or restrictions on changes or additions to or within the Development, or any other rights, easements or licenses, by implication or otherwise, except as expressly set forth in this Lease or its exhibits.

         14.4 NO ENCUMBRANCING BY TENANT. Landlord will not be subordinating its interest in the Property to any financing by Tenant. Any such financing by Tenant will not be secured by the Property or Tenant's leasehold estate, but may be secured by Tenant's furnishings, furniture and trade fixtures that Tenant is permitted to remove pursuant to paragraph 12.2 and other terms of this Lease and applicable law.

         14.5 NONWAIVER. No waiver will be effective unless it is in writing, signed by an authorized person, and otherwise meeting the requirements for modifications of this Lease. Waiver of performance of any provision shall not be a waiver of nor prejudice the party's right otherwise to require performance of the same provision or any other provision.

         14.6 SUCCESSION. Subject to the limitations on transfer of Tenant's interest, this Lease shall bind and inure to the benefit of the parties, their respective heirs, successors, and assigns.

         14.7 INSPECTION. Landlord or its authorized representatives may enter at any reasonable time to determine Tenant's compliance with this Lease, to make necessary repairs, or (after at least 24 hours' notice) to show the Property to any actual or prospective mortgagees or purchasers or, during the last 180 days of the Lease term, to prospective tenants.

         14.8 RELOCATION OF PROPERTY. From time to time during the lease term, BUT SUBJECT TO ANY APPLICABLE LIMITATION IN PARAGRAPH 1.4, Landlord may (and reserves the right at any time to) remodel, change, remove, alter or add improvements within the Development and change the location of the Building and/or Property.

                  Landlord will notify Tenant at least NINETY (90) days PRIOR TO the intended date of relocation or temporary closure (for ease of reference, either the date on which either such event will occur is referred to as the "RELOCATION DATE") and provide Tenant with a site plan and other information about the temporary or permanent relocation that Landlord desires to make. The parties will promptly discuss the terms of the relocation and any temporary closure required to do the remodel or other work, and any adjustment required to this Lease as a result of such relocation and/or temporary closure, including (without limitation) the re-calculation of the base rental (on

FMI FORM 201 (Jan 1992 - REVISED 4/96) RETAIL LEASE AGREEMENT     March 23, 1999
a per square foot basis) for any increase or decrease in the gross area of the substitute premises (the "SUBSTITUTE PREMISES").

                  In addition, within 10 days after receipt of Landlord's notice, Tenant will provide to Landlord a written statement, certified by Tenant, as to the not-yet-amortized remaining balance (determined in the same manner as for federal income tax purposes by Tenant), as shown on Tenant's records (the "IMPROVEMENT BALANCE") of the cost of Tenant's improvements (the "IMPROVEMENT COST") to the Property which were installed by Tenant at (or before OR DURING) the commencement of the Lease term, if any (excluding trade fixtures, equipment and other personal property that Tenant is permitted or required to remove on expiration or termination of this Lease and excluding any improvements, additions and alterations by Tenant installed during the Lease term IF NOT MADE WITH LANDLORD'S CONSENT OR FOR WHICH LANDLORD'S CONSENT IS NOT REQUIRED UNDER THE TERMS AND LIMITATIONS IN THIS LEASE).

                  If Landlord's remodel would cause the Property to be closed for business for more than FIFTEEN (15) days, and/or if Landlord is proposing a permanent relocation of the Property to Substitute Premises, and if the parties do not mutually agree upon the terms for such closure and/or relocation and execute a memorandum evidencing such terms within 20 days after Landlord's notice of the Relocation Date as provided above, either party may elect in its discretion to terminate this Lease by written notice to the other. If Tenant elects to terminate this Lease, Tenant will surrender and vacate the Property not later than the Relocation Date, and upon completion of such actions both parties will be released from any further liability to each other under this Lease. If Landlord elects to terminate this Lease as permitted above, Tenant will surrender and vacate the Property not later than 10 days after receipt of Landlord's notice of termination or the Relocation Date, whichever is later, and Landlord will pay the Improvement Balance to Tenant upon its surrender and vacation of the Property.

                  If Tenant is relocated as permitted above, and this Lease is not so terminated, then the parties will cooperate in effecting the relocation, including any necessary relocations to temporary space while demolition, remodeling, reconstruction or other work is being performed to make the Building and/or Substitute Premises ready for Tenant's occupancy. Costs related to any such relocation will be handled as follows: (i) if the relocation occurs PRIOR TO the fifth (5TH) anniversary of the date on which Tenant first opened for business at the Property (whether under this Lease or under the lease that preceded this Lease), then Landlord will be solely responsible for causing Tenant to be moved, paying the costs of moving and installing Tenant's property and readying the SHELL OF THE Substitute Premises for Tenant's use AND WILL PAY OR REIMBURSE TENANT FOR THE REASONABLE OUT-OF-POCKET COST OF PREPARING PLANS AND SPECIFICATIONS FOR THE INSTALLATIONS AND WORK NEEDED TO THE SUBSTITUTE PREMISES;
(ii) IF the relocation occurs AFTER the fifth (5TH) anniversary of the date on which Tenant first opened for business at the Property (whether under this Lease or under the lease that preceded this Lease), then Landlord will be responsible for readying the SHELL OF THE Substitute Premises (for THE INSTALLATION OF TENANT'S FIXTURES AND FOR TENANT'S INSTALLATION OF TILE, CARPET AND PAINTING), AND FOR DOING THE WORK REQUIRED TO PROVIDE IT WITH UTILITIES AND OTHER IMPROVEMENTS AT LEAST AS GOOD AS THE CONDITION REQUIRED BY THIS LEASE AT THE TIME OF THE ORIGINAL DELIVERY OF THE LOCATION TO TENANT; AND (iii) Tenant will be responsible for PREPARATION OF ITS PLANS AND SPECIFICATIONS, PERFORMING AND PAYING THE COST OF INSTALLATION OF TENANT'S FIXTURES, AND TENANT'S INSTALLATION OF TILE, CARPET AND PAINTING, AND EFFECTING THE MOVE ITSELF TO THE NEW LOCATION.

                  THE PARTIES DESIRE TO MINIMIZE THE POSSIBILITY OF ANY POTENTIAL LOSS OR EXPENSE RELATED TO TENANT'S REFURBISHING A PROPERTY AND THEN THEREAFTER BEING REQUIRED TO RELOCATE (TEMPORARILY OR PERMANENTLY). AT THE TIME TENANT REQUESTS CONSENT FOR A REFURBISHING OR NOTIFIES LANDLORD IN WRITING PURSUANT TO PARAGRAPH 4.6 (OR OTHERWISE) OF A PLAN TO REFURBISH OR ALTER THE PROPERTY, THE PARTIES WILL TAKE THE FOLLOWING STEPS: (i) TENANT WILL NOTIFY LANDLORD OF ITS ESTIMATE OF THE COST OF DOING THE REFURBISHING OR OTHER ALTERATION, INCLUDING REASONABLE DETAIL AS TO THE ESTIMATED COST FOR INSTALLATIONS; (ii) LANDLORD WILL PROMPTLY NOTIFY TENANT AS TO WHETHER THE BUILDING AT WHICH THE PROPERTY IS LOCATED IS SCHEDULED DURING THE NEXT 3 YEARS FOR A MAJOR REMODEL THAT MAY REQUIRE TENANT TO RELOCATE (TEMPORARILY OR PERMANENTLY), AS PROVIDED ABOVE; AND (iii)WHEN TENANT COMPLETES ITS REFURBISHING OR OTHER ALTERATION, TENANT WILL PROVIDE TO LANDLORD A STATEMENT IN REASONABLE DETAIL SHOWING THE COSTS FOR INSTALLATIONS AND WORK DONE TO THE PROPERTY. IF LANDLORD NOTIFIES TENANT THAT THE BUILDING IS NOT SCHEDULED FOR A MAJOR REMODEL THAT WOULD REQUIRE ANY RELOCATION OF THE

FMI FORM 201 (Jan 1992 - REVISED 4/96) RETAIL LEASE AGREEMENT     March 22, 1999

PROPERTY (TEMPORARILY OR PERMANENTLY), AND IF TENANT THEN PROCEEDS TO REFURBISH OR OTHERWISE ALTER THE PROPERTY IN ANTICIPATION THAT NO MAJOR REMODEL OF THE BUILDING BY LANDLORD WOULD OCCUR WITHIN SUCH 3-YEAR PERIOD, AND IF LANDLORD WAS INCORRECT AND A MAJOR REMODEL IS MADE WITHIN SUCH 3-YEAR PERIOD PURSUANT TO WHICH TENANT IS REQUIRED TO RELOCATE (TEMPORARILY OR PERMANENTLY), THEN THE COSTS OF RELOCATION WILL BE HANDLED IN ACCORDANCE WITH SUBPARAGRAPH (i) OF THE PRECEDING PARAGRAPH, AND NOT SUBPARAGRAPH (ii) OF THE PRECEDING PARAGRAPH (REGARDLESS OF WHETHER THE RELOCATION IS PRIOR TO OR AFTER THE FIFTH (5TH) ANNIVERSARY AS SET FORTH THEREIN).

                  IF AS A RESULT OF A RELOCATION TENANT IS REASONABLY UNABLE TO OPERATE BUSINESS AT THE LOCATION FOR MORE THAN 72 HOURS, THEN Base rent AND OTHER CHARGES PAYABLE TO LANDLORD UNDER THIS LEASE will be abated under this Lease during the period and to the extent that Tenant is reasonably unable to operate its business during such relocation process. After completion of the relocation, there shall be no rent abatement or other change to the terms of this Lease (other than the relocation of the Property to the Substitute Premises and the re-calculation of the base rent, based on any increase or decrease in its area).

         14.9 CUSTOMER RELATIONS. Tenant shall use its best efforts to maintain good relations with customers and will provide first-rate customer service to its customers. Justified customer complaints shall be dealt with to the satisfaction of the customer.

         14.10 MASTER LEASE BY LANDLORD. This Lease is and shall be subject and subordinate to any master lease now or hereafter existing between Landlord as lessee and the fee owner or underlying landlord ("MASTER LANDLORD") as lessor, covering the Development, and to all renewals, modifications, consolidations, replacements, and extensions thereof (the "MASTER LEASE"). Landlord will perform its obligations under such Master Lease. Upon Landlord's request, Tenant will promptly execute any confirmation of subordination or any tenant estoppel certificate required by the Master Landlord with respect to this Lease. Landlord will have no obligation, express or implied, to exercise any renewal option(s) in the Master Lease.

         14.11 ATTORNMENT. IN the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or trust deed made by Landlord covering the Property, Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as Landlord under this Lease.

         14.12 SUBORDINATION. This Lease is subordinate to any existing Master Lease or mortgage lien on the real property at which the Property is situated. In addition, this Lease shall be subordinate to the lien of any trust deed, mortgage or other security instrument (collectively, "MORTGAGE") hereafter placed upon the Building or other property, and to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements, and extensions thereof. If any such party elects (in its discretion) to have this Lease prior to the lien of its Mortgage, or to grant a non-disturbance and attornment commitment under any such Master Lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such Mortgage held by such party so electing and will survive any termination of Landlord's interest in the Property or under the Master Lease, as applicable, whether this Lease is dated prior or subsequent to the date of such Master Lease or Mortgage or the date of recording thereof. This Lease may be terminated by the holder of such Mortgage or the Master Landlord (in its discretion) in the event Landlord's interest in the Property is acquired upon judicial or nonjudicial foreclosure or by deed-in-lieu of foreclosure or upon termination or expiration of such Master Lease. Upon any such election to terminate, Tenant will continue to pay rent and perform its obligations under this Lease with respect to the Property through the effective date of termination and will vacate and surrender the Property on the effective date of termination.

         14.13 ESTOPPEL CERTIFICATES. Within 10 days after Landlord's written request, Tenant shall deliver a written statement stating the date to which the rent and other charges have been paid, whether the Lease is unmodified and in full force and effect, and any other matters that may reasonably be requested by Landlord. Failure to do so within such 10-day period will be a default under this Lease and will not require further notice from Landlord or grace period to cure. In addition, Tenant hereby grants to Landlord an irrevocable power of attorney,

FMI FORM 201 (Jan 1992 - REVISED 4/96) RETAIL LEASE AGREEMENT     March 22, 1999
coupled with an interest, to execute, in Tenant's name and stead, any estoppel certificate or subordination instrument required under this paragraph or paragraph 14.12 above, if Tenant fails to do so within such 10-day period.

         14.14 FINANCIAL CONDITION. Tenant will promptly notify Landlord in writing of (i) any material adverse change in the liquidity or financial condition of Tenant or any of its partners (if applicable) or any guarantor(s) of this Lease, or (ii) any suit, governmental action, claim or other proceeding pending or threatened in writing which may have a material adverse effect on or involving the Property, Tenant or any partner(s) or guarantor(s) of Tenant's obligations or their respective business operation, condition (financial or otherwise) or prospects. Tenant, any of its partners and any guarantor(s) (as applicable) will promptly provide to Landlord on request such credit reports, current financial statements, balance sheets and other documents and information pertaining to the financial condition and obligations of Tenant, any of its partners or any guarantor(s), in reasonable detail, and, where applicable, certified by such party or parties and (where applicable and as required by Landlord) prepared by qualified accountant or QUALIFIED BOOKKEEPER, as Landlord may REASONABLY require from time to time.

         14.15 NOTICES. Any consent, approval, notice or demand (individually, and collectively, a "NOTICE" or "NOTICES") which may or are required or permitted to be given by either party to the other hereunder shall be in writing. All Notices shall be sent by United States Mail, certified or registered mail, return receipt requested, or by recognized overnight courier service (such as Federal Express), or by facsimile or other telecommunication device capable of transmitting and creating a written record (PROVIDED, THAT WITHIN ONE BUSINESS DAY AFTER THE TRANSMISSION OF ANY SUCH FACSIMILE NOTICE OR NOTICE USING ANOTHER TELECOMMUNICATION DEVICE REFERENCED ABOVE THE PARTY WILL FOLLOW UP THE NOTICE BY SENDING A TRUE COPY OF THE NOTICE TO THE OTHER PARTY BY UNITED STATES MAIL OR BY RECOGNIZED OVERNIGHT COURIER SERVICE OR SOME OTHER METHOD OF TRANSMITTAL OTHER THAN THE FACSIMILE OR TELECOMMUNICATION DEVICE), or personally. Notices are effective on receipt. Each party shall give notice to the other or its address for Notices by written Notice to the other. Unless a party designates another address for Notice (by Notice given pursuant to this paragraph), Notices shall be sent to the following addresses:

    IF MAILED TO LANDLORD, THEN TO:        IF BY OVERNIGHT COURIER TO LANDLORD, THEN TO:
--------------------------------------     ---------------------------------------------
Fred Meyer Stores, Inc.                    Fred Meyer Stores, Inc.
PO Box 42121                               3800 SE 22nd Avenue
Portland, OR 97242-0121                    Portland, OR 97202
Attn:  Beverly Stautz, Vice President      Attn:  Beverly Stautz, Vice President
Property Management Department             Property Management Department
Telephone No.: (503) 797-3121              Telephone No.: (503) 797-3121
Facsimile No.: (503) 797-3545              Facsimile No.: (503) 797-3545

WITH A COPY TO:                            WITH A COPY TO:

Fred Meyer Stores, Inc.                    Fred Meyer Stores, Inc.
PO Box 42121                               3800 SE 22nd Avenue
Portland, OR 97242-0121                    Portland, OR 97202
Attn: Attn: Corporate Legal Department     Attn: Corporate Legal Department
Telephone No.:  (503) 797-7390             Telephone No.: (503) 797-7390
 Facsimile No.: (503) 797-5623             Facsimile No.: (503) 797-5623

    IF MAILED TO TENANT, THEN TO:          IF BY OVERNIGHT COURIER TO TENANT, THEN TO:
--------------------------------------     -------------------------------------------
VISTA EYECARE, INC.                        VISTA EYECARE, INC.
ATTENTION: BARRY FELD                      ATTENTION: BARRY FELD
PO BOX 1000                                296 GRAYSON HIGHWAY
LAWRENCEVILLE, GA 30045                    LAWRENCEVILLE, GA 30046
TELEPHONE NO.: (770) 822-3600              TELEPHONE NO.: (770) 822-3600
FACSIMILE NO.: (770) 822-3601              FACSIMILE NO.: (770) 822-3601

FMI FORM 201 (Jan 1992 - REVISED 4/96) RETAIL LEASE AGREEMENT     March 22, 1999

For the purpose of this Lease, the term "RECEIPT" shall mean the earlier of any of the following: (i) the date of delivery of the Notice to the address specified pursuant to this paragraph as shown on the return receipt or by the records of the courier, (ii) the date of actual receipt of the Notice by the office of the person or entity specified pursuant to this paragraph, or (iii) in the case of refusal to accept delivery or inability to deliver the Notice, the earlier of (A) the date of the attempted delivery or refusal to accept delivery,
(B) the date of the postmark on the return receipt, or (C) the date of receipt by the sending party of notice that the Notice has been refused or cannot be delivered. With respect to any notice sent by facsimile or other telecommunication device, the term "RECEIPT" will mean electronic verification that transmission to the recipient was completed, if such transmission occurs during the normal business hours, or otherwise on the next business day after the date of transmission.

         14.16 ATTORNEYS' FEES. In the event suit or action is instituted to interpret or enforce the terms of this Lease, the prevailing party shall be entitled to recover from the other party such sum as the court may adjudge reasonable as attorneys' fees, in addition to all other sums provided by law. As used in this Lease, the term "ATTORNEYS' FEES" OR "EXPENSES" (or similar references to attorneys' fees and costs or expenses of Landlord) shall mean all attorneys' and paralegals' fees and expenses, whether in an action or proceeding, upon appeal there from or in connection with any petition for review or action for rescission, or in a case or proceeding under the Bankruptcy Code or successor statute, including the adjudication of any issues that particularly relate thereto, or in connection with any other action to enforce any provision of this LEASE.

         14.17 RELATIONSHIP OF PARTIES. The relationship of the parties to this Lease is that of landlord and tenant. Landlord is not a partner or joint venturer or joint employer with Tenant in any respect or for any purpose in the conduct of Tenant's business or otherwise. The provisions of this Lease for payment by Tenant of percentage rent pursuant to paragraph 2 are solely for the purpose of providing a method for measuring and ascertaining rental payments. Landlord is making no opening or operating covenants or any representations, express or implied, regarding any other business in the Development, whether operated by Landlord or any third party, and shall have no liability to Tenant if any such business either fails to commence operations or hereafter ceases operations.

         14.18 NON-OCCUPANCY AND CONCESSION RECAPTURE. Landlord has provided certain concessions and agreed to incur certain expenses (including, without limitation, any initial "free rent" period, broker's commissions and certain tenant improvement and other work), in reliance upon Tenant's warranty that Tenant shall faithfully and fully perform in a timely manner all terms and conditions of this Lease. Accordingly, if Tenant fails to occupy the Property or subsequently defaults in performance of its obligations hereunder during the first 24 months of the Lease term, the concessions and such expenses will be immediately due and payable to Landlord as additional rent and will be paid to Landlord on demand. This paragraph will not apply after the first 24 months of the Lease term if Tenant continues to occupy and is not in default through the first 24 months of the Lease term.

         14.19 APPLICABLE LAW. This Lease will be governed and construed in accordance with the laws of the State in which the Development is situated.

         14.20 PRIOR AGREEMENTS. The parties have attached various exhibits to this Lease containing additional terms, which are incorporated in this Lease by this reference as though fully set forth in this Lease. This Lease is the entire, final, and complete agreement of the parties with respect to the matters set forth in this Lease, and supersedes and replaces all written and oral agreements previously made or existing by and between the parties or their representatives (including, without limitation, any letter of intent) with respect to such matters.

         14.21 VALIDITY OF PROVISIONS. If any of the provisions contained in this Lease shall be invalid, illegal, or unenforceable in any respect, the validity of the remaining provisions contained in this Lease shall not be affected.

         14.22 NATURE OF MULTIPLE LOCATION LEASE AND CROSS-DEFAULT. [THIS PARAGRAPH HAS BEEN INTENTIONALLY DELETED BY THE PARTIES.]

FMI FORM 201 (Jan 1992 - REVISED 4/96) RETAIL LEASE AGREEMENT     March 22, 1999

         14.23 JOINT AND SEVERAL LIABILITY. In the event Tenant now or subsequently consists of more than one person, firm or corporation, then all such persons, firms or corporations, then all such persons, firms or corporations shall be jointly and severally liable as Tenant under this Lease.

         14.24 COUNTERPARTS. This Lease may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which (when so executed and delivered) shall be deemed to be an original, and all of which (when taken together) shall constitute one and the same instrument.

         14.25 LANDLORD'S OBLIGATIONS. The term "LANDLORD" (as used in this Lease) shall be limited to mean and include only the person or entity holding the interest of lessor/landlord under this Lease (or any mortgagee-in-possession, during the time period of its possession), at the time in question. In the event of any transfer(s) of the title of the Property, the Landlord (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved of its liabilities accruing from and after the date of such transfer BUT WITHOUT RELEASING THE TRANSFEROR FROM ANY LIABILITY FOR A MATTER THAT ACCRUED PRIOR TO THE DATE OF TRANSFER).

                  Notwithstanding anything contained in the preceding paragraph or in any other provision of this Lease, THE FOLLOWING WILL APPLY: (i) Tenant shall look solely to the estate and interest of Landlord, its successors and assigns, in the Development (and any condemnation, insurance or other proceeds thereof) for the collection of any judgment (or other judicial process) against Landlord based upon the breach by Landlord of any of the terms, conditions or covenants of this Lease on the part of Landlord to be performed, and no other property or assets of Landlord shall be subject to levy, execution or other enforcement procedures for the satisfaction of Tenant's remedies under or with respect to either this Lease, the relationship of Landlord and Tenant under this Lease, or Tenant's use and occupancy of the Property; (ii) NO officer, director, trustee, partner, principal, agent or other third person, other than Landlord, will be liable for any default or breach by Landlord; AND (iii) IF Landlord now or hereafter is a partnership, trustee(s) of a trust, limited liability company or other entity, then the partners, trustee(s), members of the limited liability company or owners of the entity will not be liable personally for the performance of this Lease by Landlord.

         14.26 BROKERS. Each party will defend, indemnify and hold the other party harmless from any claim, loss or liability made or imposed by any third party claiming a commission or fee in connection with this transaction and arising out of its own conduct.

         14.27 NO OFFER OR OPTION; NO RECORDATION. The submission of this Lease for examination by Tenant does not constitute an offer or an option to lease the Property, nor is it intended as a reservation of the Property or the benefit of Tenant. On the contrary, it is expressly understood that this Lease shall not be effective or binding upon the parties until it is fully executed by both Tenant and Landlord. This Lease will NOT be recorded.

                  NEITHER THE DELIVERY OF THIS LEASE TO TENANT FOR EXECUTION NOR THE DELIVERY OF ANY SIGNED LEASE TO LANDLORD WILL CREATE A BINDING CONTRACTUAL OBLIGATION, OR A LEASE CONTRACT BY ESTOPPEL OR OTHERWISE, BETWEEN THE PARTIES. THIS LEASE MUST BE SIGNED AND DELIVERED TO LANDLORD AT ITS ADDRESS STATED ABOVE NOT LATER THAN 5 PM (PACIFIC TIME) ON ________________199___, AND LANDLORD WILL HAVE 10 DAYS AFTER RECEIPT OF THE SIGNED LEASE TO ACCEPT AND EXECUTE THIS LEASE, AND IF NOT SO SIGNED AND EXECUTED WITHIN SUCH TIME PERIODS, THIS LEASE WILL BE NULL AND VOID AND OF NO EFFECT.

                           [NO MORE TEXT ON THIS PAGE]

FMI FORM 201 (Jan 1992 - REVISED 4/96) RETAIL LEASE AGREEMENT     March 22, 1999

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                  IN WITNESS WHEREOF, the parties have executed this Lease as of the date first above written.

LANDLORD:                              TENANT:

FRED MEYER STORES, INC.,               VISTA EYECARE, INC.,
A DELAWARE CORPORATION, ROUNDUP        A GEORGIA CORPORATION
CO., A WASHINGTON CORPORATION,
GRAND CENTRAL, INC., A UTAH
CORPORATION, AND FRED MEYER OF
ALASKA, INC., AN ALASKAN CORPORATION

By: /s/ BEVERLY STAUTZ                 By: /s/ Barry J. Feld
    ----------------------------           -------------------------------------
Name printed: BEVERLY STAUTZ,          Name printed: Barry J. Feld
Title: VICE PRESIDENT, PROPERTY        TITLE: President and Coo
        MANAGEMENT DEPARTMENT          Dated: 4-23-99

                                       By: /s/ Mitchell Goodman
                                           -------------------------------------
                                       Name printed: Mitchell Goodman
                                       Title: Sup, General Counsel and Secretary
                                       DATED: 4-23-99

                                       Phone: (770) 822-3600

Dated: 4/26/99                         Facsimile (if  any): (770) 822-3601

                                       Social Security Number or Federal
                                       Taxpayer Identification Number:

                                       EIN#  58-1910859
                                       -----------------------------------------
                                       Name, address and telephone number at
                                       which a representative of Tenant can be
                                       contacted outside of business hours:

                                       Barry J. Feld
                                       296 Grayson Hwy
                                       Lawrenceville, Ga Zip: 30045

                                       Phone: 770-822-2384

                                       Facsimile (if any): 770-822-2027
                                       [NOTE: FRED MEYER REQUIRES THAT TWO
                                       AUTHORIZED CORPORATE OFFICERS MUST
                                       EXECUTE THIS LEASE  FOR TENANT.]

FMI FORM 201 (Jan 1992 - REVISED 4/96) RETAIL LEASE AGREEMENT     March 22, 1999

                                    EXHIBIT A

                             ADDITIONAL PROVISIONS

1.       SECURITY DEPOSIT.

         Upon execution of this Lease, Tenant has paid a security deposit to Landlord in the amount of $NONE The deposit shall be held by Landlord to secure all payments and performances due from Tenant under this Lease. Landlord may commingle the deposit with its funds and will owe no interest on the deposit. Landlord may apply the deposit to the cost of performing any obligation which Tenant fails to perform within the time required by this Lease, but such application by Landlord shall not be the exclusive remedy for Tenant's default. If the deposit is applied by Landlord, Tenant shall pay the sum necessary to replenish the deposit to its original amount upon Landlord's demand. To the extent not applied by Landlord, the deposit shall be refunded to Tenant within 30 days after expiration of the lease term.

2.       TENANT'S OPTION TO RENEW LEASE.

         2.1 RENEWAL OPTION. Subject to satisfaction of the other conditions stated below, Tenant will have the option to renew this Lease for ONE
(1) additional renewal term, as provided below, provided that each of the following conditions is satisfied: (i) Tenant shall not have failed to pay rent or charges required under this Lease within 10 days after it is due on three (3) or more occasions in the 24-month period prior to exercise of the renewal option (whether or not Landlord has exercised remedies for such failure or Tenant has subsequently cured the late payments); (ii) no event of default shall be outstanding as of the time the option is exercised and at the time the renewal term is to commence; and (iii) the Master Lease term must extend to the end of such renewal term. The renewal term will be for FIVE (5) year (60 calendar month) term, commencing on the day following expiration of the preceding term. The other terms and conditions of this Lease will remain the same during the renewal term, except that the monthly base rent shall be as provided in paragraph 2.2 below and Tenant will have no further option to renew this Lease. Exercise of the renewal option shall be by notice given at least 180 days prior to expiration of the preceding term. THIS LEASE MAY BE RENEWED ONLY AS TO ALL LOCATIONS WHICH ARE THEN PART OF THE PROPERTY THAT IS SUBJECT TO THIS LEASE (AND TENANT MAY NOT RENEW ITS LEASE AS TO SOME LOCATIONS AND NOT OTHERS).

         2.2 BASE RENT DURING RENEWAL TERM. During the renewal term(s), the monthly base rent shall be ADJUSTED AS SET FORTH IN PARAGRAPH 2.2 OF THE LEASE.

         2.3 PROCEDURE FOR RENT ARBITRATION. [THIS SECTION HAS BEEN INTENTIONALLY DELETED BY THE PARTIES.]

         2.4 ADJUSTMENT OF BASE RENT DURING MIDDLE OF RENEWAL TERM. [THIS SECTION HAS BEEN INTENTIONALLY DELETED BY THE PARTIES.]

         2.5 ADJUSTMENT OF SECURITY DEPOSIT. [THIS SECTION HAS BEEN INTENTIONALLY DELETED BY THE PARTIES.]

3.       LOCATIONS THAT ARE THE INITIAL PROPERTY.

         ATTACHED AS PART OF THIS EXHIBIT IS A SCHEDULE (EXHIBIT A-3) OF ALL PROPERTY THAT IS INITIALLY SUBJECT TO THIS LEASE. THE SPECIAL LOCATIONS WILL BE ADDED TO THIS LEASE, BUT WITH DIFFERENT RENT AND RELATED PROVISIONS, PURSUANT TO THE ADDENDUM #1 TO LEASE EXECUTED CONTEMPORANEOUSLY HEREWITH.

4.       LANDLORD'S AND TENANT'S WORK GENERALLY AS TO ADDITIONAL LOCATIONS.

         4.1 ADDITIONAL LEASES. LANDLORD IS NOT OBLIGATED TO OFFER ANY ADDITIONAL LOCATIONS TO TENANT OR TO GIVE TENANT A RIGHT OF FIRST REFUSAL, FIRST OPPORTUNITY TO LEASE OR OTHER OPPORTUNITIES OF ANY KIND TO LEASE ADDITIONAL LOCATIONS. IF LANDLORD IN FACT OFFERS, AND TENANT ACCEPTS AN OFFER OF, ADDITIONAL LOCATIONS, AS

FMI FORM 201 (Jan 1992 - REVISED 4/96) RETAIL LEASE AGREEMENT     March 22, 1999

EVIDENCED BY A FULLY EXECUTED LEASE ADDENDUM, SUPPLEMENT OR AMENDMENT TO THIS LEASE, THEN LANDLORD WILL BE RESPONSIBLE FOR PERFORMING WORK TO PREPARE A LOCATION (ALSO REFERRED TO HEREIN, INDIVIDUALLY, AS AN "ADDITIONAL LOCATION" AND, COLLECTIVELY, AS "ADDITIONAL LOCATIONS") FOR TENANT'S USE IN ACCORDANCE WITH THE TERMS OF THE LEASE AND ITS EXHIBITS AND WITH THE LEASE ADDENDUM, SUPPLEMENT OR AMENDMENT THAT ADDED THE ADDITIONAL LOCATION TO THE LEASE. THE LEASE ADDENDUM, SUPPLEMENT OR AMENDMENT THAT ADDED THE ADDITIONAL LOCATION TO THE LEASE WILL SPECIFY WHICH OF THE ATTACHED EXHIBITS WILL APPLY TO THE ADDITIONAL LOCATION.

         4.2 DELIVERY OF POSSESSION. LANDLORD SHALL HAVE NO LIABILITY FOR DELAYS IN DELIVERY OF POSSESSION CAUSED BY LABOR DISPUTES, SHORTAGES OF MATERIALS, ACTS OF GOD, HOLDOVER BY PRIOR TENANTS, OR OTHER CAUSES. TENANT WILL NOT HAVE THE RIGHT TO TERMINATE THIS LEASE BECAUSE OF DELAY IN THE DELIVERY OF POSSESSION FOR ANY REASON. HOWEVER, THE COMMENCEMENT DATE AND TENANT'S OBLIGATION TO PAY RENT (INCLUDING, BASE RENT, PERCENTAGE RENT AND "ADDITIONAL RENT") WILL BE DELAYED UNTIL POSSESSION IS DELIVERED TO TENANT AND THE BUILDING IS OPEN AND BEING OPERATED FOR BUSINESS TO THE GENERAL PUBLIC. DELIVERY OF POSSESSION WILL OCCUR WHEN TENANT ACTUALLY OCCUPIES THE ADDITIONAL LOCATION OR WHEN THE ADDITIONAL LOCATION IS AVAILABLE FOR OCCUPANCY BY TENANT WITH THE WORK REQUIRED BY THIS LEASE TO BE PERFORMED BY LANDLORD SUBSTANTIALLY COMPLETED. THE TERM "SUBSTANTIALLY COMPLETED" MEANS THAT ITEMS OF LANDLORD'S WORK ARE COMPLETED, EXCEPT FOR ANY ITEMS WHOSE SUBSEQUENT COMPLETION WILL NOT INTERFERE WITH TENANT'S WORK AND WHICH ARE SHOWN ON ANY "PUNCH LIST" WHICH THE PARTIES PREPARE AND MUTUALLY APPROVE IN WRITING PRIOR TO ANY ENTRY FOR COMMENCEMENT OF TENANT'S WORK. LANDLORD SHALL NOT BE REQUIRED TO PERFORM ANY WORK TO READY THE PROPERTY FOR TENANT'S OCCUPANCY UNLESS THE PARTIES HAVE DESCRIBED THE WORK TO BE PERFORMED IN THE LEASE ADDENDUM, SUPPLEMENT OR AMENDMENT THAT ADDS THE ADDITIONAL LOCATION TO THIS LEASE.

         4.3 TENANT'S PLANS. TENANT WILL PROMPTLY PROVIDE TO LANDLORD PLANS AND OTHER INFORMATION CONCERNING THE LAYOUT, DESIGN, CONSTRUCTION, AND OPERATION OF TENANT'S AREA (INCLUDING, WITHOUT LIMITATION, SALE DISPLAY AND STORAGE AREAS, TENANT'S EQUIPMENT AND PERSONAL PROPERTY, SIGNS AND ELECTRICAL EQUIPMENT, AND REQUIREMENTS), WHICH WILL BE SUBJECT TO LANDLORD'S REVIEW AND APPROVAL.

         4.4 LANDLORD'S WORK. LANDLORD WILL NOT BE REQUIRED TO PERFORM ANY WORK TO READY THE ADDITIONAL LOCATION FOR TENANT'S OCCUPANCY, EXCEPT FOR THE INSTALLATION OF DEMISING WALLS, UTILITY SERVICES REASONABLY REQUIRED BY TENANT, STUBBING IN OF THE HVAC TO THE POINT OF OUTLET ON THE ADDITIONAL LOCATION, AND ELECTRICAL OUTLETS AND STANDARD LIGHTING FOR THE BUILDING. LANDLORD WILL NOTIFY TENANT WHEN THE ADDITIONAL LOCATION IS READY FOR THE INSTALLATION OF TENANT IMPROVEMENTS AND TENANT'S TRADE FIXTURES AND EQUIPMENT. TENANT WILL CONCLUSIVELY BE DEEMED TO HAVE AGREED THAT THE ADDITIONAL LOCATION IS IN GOOD AND SATISFACTORY CONDITION, UNLESS TENANT NOTIFIES LANDLORD IN WRITING, WITHIN 30 DAYS AFTER THE RECEIPT OF LANDLORD'S NOTICE, OF THE CONDITION OF THE ADDITIONAL LOCATION THAT DOES NOT CONFORM TO THIS LEASE AND THE LEASE ADDENDUM, SUPPLEMENT OR AMENDMENT THAT ADDS THE ADDITIONAL LOCATION TO THIS LEASE.

         4.5 APPROVAL OF WORK. UPON COMPLETION AND TENANT'S APPROVAL OF LANDLORD'S WORK, TENANT WILL ACCEPT THE ADDITIONAL LOCATION IN THE CONDITION WHICH IT MAY THEN BE, AS IS.

         4.6 EARLY OCCUPANCY. IF TENANT ENTERS THE ADDITIONAL LOCATION PRIOR TO SUBSTANTIAL COMPLETION OF LANDLORD'S WORK, FOR THE PURPOSE OF INSTALLING TENANT IMPROVEMENTS AND FIXTURES OR EQUIPMENT, TENANT SHALL HOLD LANDLORD HARMLESS AND INDEMNIFY LANDLORD FOR ANY LOSS OR DAMAGE TO TENANT'S PROPERTY, FIXTURES, EQUIPMENT AND MERCHANDISE AND FOR INJURY TO ANY PERSONS, AND TENANT WILL BE RESPONSIBLE FOR PAYING FOR ANY ADDITIONAL WORK OR ANY INCREASED COSTS RESULTING FROM SUCH EARLY OCCUPANCY.

         4.7 TENANT'S WORK. TENANT WILL BE RESPONSIBLE FOR PERFORMING ALL TENANT IMPROVEMENTS AND ANY ADDITIONAL WORK REQUIRED TO MAKE THE ADDITIONAL LOCATION READY FOR THE OPERATION OF TENANT'S BUSINESS. ALL WORK WILL BE PROMPTLY PERFORMED IN A GOOD AND WORKMANLIKE MANNER AND THE COSTS PAID BY TENANT. ANY ALTERATIONS OR IMPROVEMENTS TO THE ADDITIONAL LOCATION WILL BE SUBJECT TO LANDLORD'S PRIOR REVIEW AND APPROVAL.

FMI FORM 201 (Jan 1992 - REVISED 4/96) RETAIL LEASE AGREEMENT     March 22, 1999

5. STORE CLOSURES BY LANDLORD. LANDLORD MAY IN THE FUTURE DETERMINE THAT AN ENTIRE DEVELOPMENT OR LANDLORD'S RETAILING OPERATION WITHIN A BUILDING SHOULD BE SHUT DOWN. IN THAT EVENT, SO LONG AS THE BUSINESS JUDGMENT OF LANDLORD IS EXERCISED IN GOOD FAITH AND NOT PRIMARILY FOR THE PURPOSE OF DENYING TENANT RIGHTS IT WOULD OTHERWISE HAVE UNDER THIS LEASE, THEN UPON 120 DAYS' NOTICE TO TENANT, THE RIGHTS OF TENANT UNDER THE LEASE AND ITS LEASE OF THE PROPERTY AT SUCH DEVELOPMENT MAY BE TERMINATED BY LANDLORD.

                  IN ADDITION, IF LANDLORD IN THE FUTURE DETERMINES THAT AN ENTIRE DEVELOPMENT OR LANDLORD'S RETAILING OPERATION WITHIN A BUILDING SHOULD BE SHUT DOWN, TENANT WILL ALSO HAVE THE RIGHT AND OPTION TO TERMINATE THIS LEASE AS TO THE DEVELOPMENT OR BUILDING THAT HAS BEEN OR IS BEING SHUT DOWN. IN THE EVENT LANDLORD NOTIFIES TENANT THAT LANDLORD IS SHUTTING DOWN RETAIL OPERATIONS AT A DEVELOPMENT OR WITHIN A BUILDING, BUT HAS NOT ALSO SPECIFIED THAT THE LEASE AT THE DEVELOPMENT OR BUILDING IS BEING TERMINATED, THEN TENANT MAY NOTIFY LANDLORD, NOT LATER THAN THIRTY (30) DAYS AFTER RECEIPT OF LANDLORD'S NOTICE THAT LANDLORD IS SHUTTING DOWN RETAIL OPERATIONS AT A DEVELOPMENT OR WITHIN THE BUILDING, THAT TENANT ELECTS TO TERMINATE THIS LEASE (THE EFFECTIVE DATE OF TENANT'S TERMINATION OF THIS LEASE MAY BE AT ANY TIME ON OR AFTER THE DATE OF DELIVERY OF THE NOTICE TO LANDLORD, BUT NOT LATER THAN THIRTY (30) DAYS THEREAFTER).

                  THE PARTIES DESIRE TO MINIMIZE THE POSSIBILITY OF ANY POTENTIAL LOSS OR EXPENSE RELATED TO TENANT'S REFURBISHING A PROPERTY AND THEN HAVING LANDLORD ELECT THEREAFTER TO SHUT DOWN RETAIL OPERATIONS AT THE DEVELOPMENT OR BUILDING AT WHICH TENANT DOES THE REFURBISHING. AT THE TIME TENANT REQUESTS CONSENT FOR A REFURBISHING OR NOTIFIES LANDLORD IN WRITING PURSUANT TO PARAGRAPH 4.6 (OR OTHERWISE) OF A PLAN TO REFURBISH THE PROPERTY, THE PARTIES WILL TAKE THE FOLLOWING STEPS: (I) TENANT WILL NOTIFY LANDLORD OF ITS ESTIMATE OF THE COST OF DOING THE REFURBISHING OR OTHER ALTERATION, INCLUDING REASONABLE DETAIL AS TO THE ESTIMATED COST FOR INSTALLATIONS; (IF) LANDLORD WILL PROMPTLY NOTIFY TENANT AS TO WHETHER LANDLORD'S RETAILING OPERATION AT THE BUILDING AT WHICH THE PROPERTY IS LOCATED IS SCHEDULED TO BE SHUT DOWN DURING THE THEN-CURRENT TERM OF THIS LEASE AND (III)WHEN TENANT COMPLETES ITS REFURBISHING OR OTHER ALTERATION, TENANT WILL PROVIDE TO LANDLORD A STATEMENT, CERTIFIED BY TENANT AND IN REASONABLE DETAIL, SHOWING THE COSTS FOR INSTALLATIONS AND WORK DONE TO THE PROPERTY. IF LANDLORD NOTIFIES TENANT THAT LANDLORD'S RETAILING OPERATION AT THE BUILDING IS NOT SCHEDULED TO BE SHUT DOWN DURING THE THEN-CURRENT TERM OF THIS LEASE, AND IF TENANT THEN PROCEEDS TO REFURBISH THE PROPERTY IN ANTICIPATION THAT NO SHUTTING DOWN OF OPERATIONS BY LANDLORD WOULD OCCUR WITHIN THE THEN-CURRENT TERM OF THIS LEASE, AND IF LANDLORD WAS INCORRECT AND A SHUTTING DOWN OF RETAIL OPERATIONS IS MADE DURING THE THEN-CURRENT TERM OF THIS LEASE, AND IF THIS LEASE IS TERMINATED BY LANDLORD OR TENANT UNDER THIS PARAGRAPH, THEN LANDLORD SHALL PAY TO TENANT, UPON TENANT'S SURRENDER AND VACATION OF THE PROPERTY, THE NOT-YET-AMORTIZED "IMPROVEMENT BALANCE." FOR THIS PURPOSE, THE "IMPROVEMENT BALANCE" WILL BE AS DEFINED, AND WILL BE DETERMINED ON THE SAME BASIS AS PROVIDED, IN PARAGRAPH 14.8 (PROVIDED THE IMPROVEMENTS WERE MADE WITH LANDLORD'S CONSENT OR WERE IMPROVEMENTS FOR WHICH LANDLORD'S CONSENT WAS NOT REQUIRED UNDER THE TERMS AND LIMITATIONS OF THE LEASE). TENANT WILL PROVIDE A WRITTEN, CERTIFIED STATEMENT AS TO THE IMPROVEMENT COST AND IMPROVEMENT BALANCE AND THE PARTIES WILL OTHERWISE CONFORM TO THE TERMS AND PROCEDURES IN THE THIRD FULL PARAGRAPH OF PARAGRAPH 14.8 WITH RESPECT TO THE DETERMINATION OF THE AMOUNT TO BE PAID TO TENANT.

6. DISCLAIMERS. NOTHING IN THIS LEASE OR ANY OTHER AGREEMENT, CONDUCT OR ACTION OF THE PARTIES WILL BE CONSTRUED TO LIMIT LANDLORD'S RIGHT TO MERGE WITH OR INTO ANY PARENT, AFFILIATED OR OTHER ENTITY OR TO LIMIT THE TRADE NAME(S), STYLE OF OPERATION OR OTHER ASPECTS OF LANDLORD'S BUSINESS OPERATIONS. WHETHER OR NOT LANDLORD MAY CONTINUE TO OPERATE A BUILDING AS A FRED MEYER RETAIL STORE IS A DECISION THAT THE SENIOR MANAGEMENT OF LANDLORD (AND OF LANDLORD'S CORPORATE PARENT(S)) MAY MAKE IN THE FUTURE ON A STORE-BY-STORE BASIS. NOTHING IN THIS LEASE OR ANY OTHER AGREEMENT, CONDUCT OR ACTION OF THE PARTIES WILL BE DEEMED TO REQUIRE LANDLORD TO CONTINUE TO OPERATE A BUILDING AS A FRED MEYER RETAIL STORE. FURTHERMORE, LANDLORD (OR ITS CORPORATE PARENT(S)) MAY FROM TIME TO TIME DECIDE TO SHUT DOWN THE FRED MEYER RETAIL STORE OR CHANGE ITS FORMAT, TRADE NAME AND/OR STYLE OF OPERATION TO THAT OF A NON-FRED MEYER RETAIL FACILITY, IN WHICH CASE SUCH SHUT DOWN OR CHANGE WILL BE TREATED AS IF IT WERE A STORE CLOSURE UNDER PARAGRAPH 5 ABOVE, AND LANDLORD AND TENANT WILL HAVE THE RIGHT TO TERMINATE THE LEASE OF THE PROPERTY AT SUCH DEVELOPMENT AS IS INVOLVED IN THE SHUT DOWN OR CHANGE, ON THE SAME BASIS AND AFTER NOTICE AS IS PROVIDED IN PARAGRAPH 5 ABOVE. NOTHING IN THIS LEASE OR ANY OTHER AGREEMENT, CONDUCT OR ACTION OF THE PARTIES WILL BE CONSTRUED AS AN EXPRESS OR IMPLIED

FMI FORM 201 (Jan 1992 - REVISED 4/96) RETAIL LEASE AGREEMENT     March 22, 1999

COMMITMENT TO LEASE ONLY TO TENANT ANY SPACE AT ANY STORE OF LANDLORD (AND/OR LANDLORD'S AFFILIATES OR CORPORATE PARENT(S)) THAT IT OR THEY DECIDE TO USE FOR THE USE PERMITTED UNDER THIS LEASE.

FMI FORM 201 (Jan 1992 - REVISED 4/96) RETAIL LEASE AGREEMENT     March 22, 1999

                                       4